As filed with the U.S. Securities and Exchange Commission on April 25, 2014
Registration No. 333-157212

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-4834

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 6 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 56 [X]

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2014 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2014

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Interests are made available under

PROTECTION VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals —  Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.

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Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).

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Early surrender risk

There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit — Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would

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be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy, reduce the Base Face Amount, or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	8% of each premium paid(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Minimum charge		$2.78 per $1,000 of Base Face Amount
Maximum charge		$47.27 per $1,000 of Base Face Amount
Charge for representative insured person		$14.10 per $1,000 of Base Face Amount
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(3)

(1)	The charge is 8% of each premium paid in the first five policy years and 2% thereafter.
(2)	A surrender charge is applicable for ten policy years from the Policy Date, and is calculated as a percentage of the Surrender Charge Calculation Limit as stated in the Policy Specifications page of your policy. The percentage applied to the calculation reduces over the surrender charge period. The charges shown in the table are the amounts applied in month one in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age, and risk classification of the insured person. The maximum charge shown in the table is for a 68 year old male substandard smoker underwriting risk, the minimum charge shown is for a 0 year old female standard non-smoker underwriting risk, and the charge for a representative insured person is for a 45 year old male standard non-smoker underwriting risk.
(3)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.19 per $1,000 of NAR	$0.09 per $1,000 of NAR
Base Face Amount charge(2)	Monthly for eight policy years from the Policy Date
Minimum charge		$0.01 per $1,000 of Base Face Amount	$0.01 per $1,000 of Base Face Amount
Maximum charge		$1.33 per $1,000 of Base Face Amount	$1.33 per $1,000 of Base Face Amount
Charge for representative insured person		$0.14 per $1,000 of Base Face Amount	$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15	$15
Asset-based risk charge(3)	Monthly	0.08% of policy value in policy years 1-15	0.08% of policy value in policy years 1-15
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.25%	4.25%

(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 5 year old female standard non-smoker underwriting risk. The maximum guaranteed and current rates shown in the table are the rates in any policy year for a policy issued to cover an 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.
(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured person. The minimum rate shown in the table is for a 20 year old female super preferred non-smoker. The maximum rate shown in the table is for a 90 year old male standard smoker. The representative insured person referred to in the table is a 45 year old male standard non-smoker.
(3)	This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account. We currently do not impose an asset-based risk charge in policy year 16 and thereafter, but we reserve the right to do so in the policy at the guaranteed rate of 0.02%.
(4)	4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Disability Payment of Specified Premium Rider(1)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium	$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium	$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium	$51.66 per $1,000 of Specified Premium
Extended No-Lapse Guarantee Rider(2)	Monthly
Minimum charge		$0.01 per $1,000 of Base Face Amount	$0.01 per $1,000 of Base Face Amount
Maximum charge		$0.08 per $1,000 of Base Face Amount	$0.08 per $1,000 of Base Face Amount
Charge for representative insured person		$0.04 per $1,000 of Base Face Amount	$0.04 per $1,000 of Base Face Amount
Long-Term Care Rider(3)	Monthly
Minimum charge		$0.01 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$4.51 per $1,000 of NAR	$4.51 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR	$0.08 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00	$500.00
Overloan Protection Rider(4)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Long-Term Care Continuation Rider(5)	Monthly
Minimum charge		$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount	$2.12 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Maximum charge		$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount	$130.37 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Charge for representative insured person		$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount	$7.29 per $1,000 of LTC Continuation Maximum Monthly Benefit Amount
Accelerated Benefit Rider(6)	At exercise of benefit	$150.00	$0

(1)The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The minimum rate shown in the table is for a 20 year old male standard non-smoker underwriting risk. The maximum rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(2)The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classification of the insured person. The minimum rate shown in the table is for a 20 year old female super preferred underwriting risk. The maximum rate shown in the table is for a 90 year old male standard smoker underwriting risk. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(3)The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown in the table is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your

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policy. The maximum rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(4)The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.54% (currently 0.54%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

(5)The charge for this rider is determined by multiplying the LTC Continuation Maximum Monthly Benefit Amount for this rider by the applicable rate. The LTC Continuation Maximum Monthly Benefit Amount is stated in the Policy Specifications page of your policy. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The “minimum” rate shown in the table is for a 20 year old female super preferred underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown in the table is for a 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

(6)This charge is not currently imposed, but we reserve the right to do so in the policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC. (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
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Portfolio	Portfolio Manager	Investment Objective
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock (USA)

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of

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Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account A

The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

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When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 121, the amount of any Supplemental Face Amount will terminate.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount is limited to the first two policy years.

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The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

If the policy is still in effect on the policy anniversary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
  We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Extended No-Lapse Guarantee, Long-Term Care and Long-Term Care Continuation Riders you may

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have elected at issue. Also, if there is an unscheduled increase in Supplemental Face Amount, on the effective date of the increase, any remaining No-Lapse Guarantee Period for the Base Face Amount will terminate.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Base Face Amount will be at least $100,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The resulting change to the Total Face Amount will be reflected as an increase in Supplemental Face Amount. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a

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John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy inforce and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

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Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an optional Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

  by wire or by exchange from another insurance company, or
  via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

Unless a no-lapse guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deduction due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse guarantee

In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.

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The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount, however, is limited to the first two policy years.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a)	the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)	the amount necessary to bring the Net Cash Surrender Value to zero plus an amount equal to three times the monthly deduction due on the date of default, plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If you make the required payment under (a) described above, the Base Face Amount and any Supplemental Face Amount and any supplementary benefit riders will remain in effect during the first two policy years. For the remainder of the No-Lapse Guarantee Period, if you make the required payment under (a), the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

Cumulative premium test

The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

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Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the

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two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed accounts . Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically

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result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $100,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).

For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
  We then subtract the third item above from the second item above.
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The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deduction from premium payments

  Premium charge - A charge to help defray our sales costs and related taxes. The charge is 8% in policy years 1-5 and 2% of each premium paid thereafter.

Deductions from policy value

  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.
  Base Face Amount charge - A monthly charge for the first eight policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by the insured person’s sex, age, and risk classification at issue.
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we
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  currently apply are generally less than the maximum rates and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 121. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. Currently we charge 0.08% of policy value in policy years 1-15 and 0.00% of policy value in policy year 16 and thereafter.
  Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
  Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).
  Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:
Policy Year	Percentage Applied
1	100%
2	100%
3	100%
4	100%
5	95%
6	95%
7	90%
8	70%
9	50%
10	30%
11+	0%

The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is male, and less than age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reduction and then multiplying the applicable surrender charge by that ratio. If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge

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at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals  —  Withdrawals”).

Additional information about how certain policy charges work

Sales expenses and related charges

The premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Special purchase programs for eligible classes

With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of

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each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a six month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person’s 65th birthday if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
  Extended No-Lapse Guarantee Rider – In states where approved, you may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations or (c) age 121 of the insured person. You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider and the amount of any Extended No-Lapse Guarantee Credit, as described below. If you elect scheduled increases to your Supplemental Face Amount at issue, you may not elect this rider.

Benefit. Provided this rider is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:

1)	Extended Cumulative Premium Test. This test will be performed as of the beginning of any policy month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, plus any Extended No-Lapse Guarantee Credit, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.
2)	Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the policy month following the end of policy year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, plus any Extended No-Lapse Guarantee Credit, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium. The Early Funding Extended Cumulative Premium Test will cease to apply if it is not satisfied at the end of policy year 10.

Extended No-Lapse Guarantee Credit. If the total premium paid during the first policy year is greater than one tenth of the Early Funding Extended No-Lapse Guarantee Premium, then we will apply an Extended No-Lapse Guarantee Credit to the sum of premiums received when determining if the Extended Cumulative Premium Test or the Early Funding Extended Cumulative Premium Test has been satisfied. The monthly Extended No-Lapse Guarantee Credit is one twelfth of the annualized credit. The annualized credit is equal to a) multiplied by b) where:

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a)	is the total premium paid during the first policy year, subject to a maximum of 30% of the Early Funding Extended No-Lapse Guarantee Premium, minus one tenth of the Early Funding Extended No-Lapse Guarantee Premium; and
b)	the credit rate of 0.25%.

The Extended No-Lapse Guarantee Credit is not applied to your policy value, and is only used in determining whether one of the above cumulative premium tests has been satisfied.

Policy changes. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured person, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums, the Early Funding Extended No-Lapse Guarantee Premiums and the Extended No-Lapse Guarantee Credit may change if any of the following occurs under your policy:

a)	the addition, termination or change of a supplementary benefit rider;
b)	a change of a death benefit option;
c)	a decrease in the Base Face Amount or in any Supplemental Face Amount;
d)	a change in the life insured’s risk classification.

We will inform you of any change to the Extended No-Lapse Guarantee Premium, Early Funding Extended No-Lapse Guarantee Premium or Extended No-Lapse Guarantee Credit resulting from any of the above changes. Any change will be applied prospectively.

Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether either of the extended cumulative premium tests described above have been met. If neither of the extended cumulative premium tests have been met, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:

a)	The amount necessary to bring the surrender value to zero plus an amount equal to three times the monthly deduction due on the date of default, plus the applicable premium charge; or
b)	The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next three policy months; or
c)	The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the end of policy year 10 and the test has not ceased to apply.

If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.

If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any Supplementary Benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.

Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:

a)	the end of the Extended No-Lapse Guarantee Period shown in your policy;
b)	the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
c)	the date your policy terminates;
d)	the date we receive written request from you to terminate this rider;
e)	the date we approve your written request to increase the Supplemental Face Amount under your policy.

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The rider may be terminated at any time, but cannot be reinstated once terminated.

Investment Options. If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select to one or more of the Lifestyle investment accounts and certain other selected investment accounts, as designated in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.

In certain states we may refer to this rider as the “Extended Death Benefit Protection Rider.”

  Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have the policy’s death benefit advanced to you in the event of terminal illness.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or the Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.

Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit

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payments may be included in the owner’s income and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).

  Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals.

Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:

Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy‘s loan account will continue to be credited with the policy’s loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

  Long-Term Care Continuation Rider - This rider is available only if you also purchase the Long-Term Care Rider. This rider provides protection against the death benefit being reduced below the lesser of $25,000 or 10% of the Total Face Amount under the policy at issue, reduced proportionately for any reduction in the Total Face Amount not due to acceleration under the Long-Term Care Rider. The rider also provides for a continuation of benefits under the Long-Term Care Rider after such benefits would otherwise have ceased. The monthly maximum continuation benefit is determined by multiplying the Monthly Acceleration Percentage specified in the Policy Specifications times the Total Face Amount at issue. There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
  Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
  You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
  We must have a signed consent of any irrevocable beneficiary and any assignee.
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  You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.

If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating

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will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

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Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at either of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

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Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions

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from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

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You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 145% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and

39

not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if you have elected a Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.

If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,”

40

deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so

41

will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

42

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

43

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-4834  —  1933 Act File No. 333-157212

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85284	333-131299	333-153252
333-88748	333-141692	333-157212
333-71136	333-148991	333-179570
333-100597	333-151630
333-124150

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45
A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.
Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

“Active” sub-accounts

500 Index Trust B Series 0	Global Trust Series 0
Active Bond Trust Series 0	Global Trust Series 1
Active Bond Trust Series 1	Health Sciences Trust Series 0
All Cap Core Trust Series 0	Health Sciences Trust Series 1
All Cap Core Trust Series 1	High Yield Trust Series 0
Alpha Opportunities Trust Series 0	High Yield Trust Series 1
Alpha Opportunities Trust Series 1	International Core Trust Series 0
American Asset Allocation Trust Series 1	International Core Trust Series 1
American Global Growth Trust Series 1	International Equity Index Trust B Series 0
American Growth Trust Series 1	International Equity Index Trust B Series 1
American Growth-Income Trust Series 1	International Growth Stock Trust Series 0
American International Trust Series 1	International Growth Stock Trust Series 1
American New World Trust Series 1	International Small Company Trust Series 0
Blue Chip Growth Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 1	International Value Trust Series 0
Bond Trust Series 0	International Value Trust Series 1
Bond Trust Series 1	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 1
Capital Appreciation Trust Series 1	Lifestyle Aggressive Trust Series 0
Capital Appreciation Value Trust Series 0	Lifestyle Aggressive Trust Series 1
Capital Appreciation Value Trust Series 1	Lifestyle Balanced Trust Series 0
Core Bond Trust Series 0	Lifestyle Balanced Trust Series 1
Core Bond Trust Series 1	Lifestyle Conservative Trust Series 0
Core Strategy Trust Series 0	Lifestyle Conservative Trust Series 1
Core Strategy Trust Series 1	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust PS Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 1	Lifestyle Moderate Trust Series 1
Financial Services Trust Series 0	Mid Cap Index Trust Series 0
Financial Services Trust Series 1	Mid Cap Index Trust Series 1
Franklin Templeton Founding Allocation Trust Series 0	Mid Cap Stock Trust Series 0
Franklin Templeton Founding Allocation Trust Series 1	Mid Cap Stock Trust Series 1
Fundamental All Cap Core Trust Series 0	Mid Value Trust Series 0
Fundamental All Cap Core Trust Series 1	Mid Value Trust Series 1
Fundamental Large Cap Value Trust Series 0	Money Market Trust B Series 0
Fundamental Large Cap Value Trust Series 1	Money Market Trust Series 1
Fundamental Value Trust Series 0	Natural Resources Trust Series 0
Fundamental Value Trust Series 1	Natural Resources Trust Series 1
Global Bond Trust Series 0	Real Estate Securities Trust Series 0
Global Bond Trust Series 1	Real Estate Securities Trust Series 1

Report of Independent Registered Public Accounting Firm

Real Return Bond Trust Series 0	Total Bond Market Trust B Series 0
Real Return Bond Trust Series 1	Total Return Trust Series 0
Science & Technology Trust Series 0	Total Return Trust Series 1
Science & Technology Trust Series 1	Total Stock Market Index Trust Series 0
Short Term Government Income Trust Series 0	Total Stock Market Index Trust Series 1
Short Term Government Income Trust Series 1	Ultra Short Term Bond Trust Series 0
Small Cap Growth Trust Series 0	Ultra Short Term Bond Trust Series 1
Small Cap Growth Trust Series 1	U.S. Equity Trust Series 0
Small Cap Index Trust Series 0	U.S. Equity Trust Series 1
Small Cap Index Trust Series 1	Utilities Trust Series 0
Small Cap Opportunities Trust Series 0	Utilities Trust Series 1
Small Cap Opportunities Trust Series 1	Value Trust Series 0
Small Cap Value Trust Series 0	Value Trust Series 1
Small Cap Value Trust Series 1	All Asset Portfolio
Small Company Value Trust Series 0	Brandes International Equity
Small Company Value Trust Series 1	Frontier Capital Appreciation
Strategic Income Opportunities Trust Series 0	Large Cap Growth
Strategic Income Opportunities Trust Series 1	Large Cap Value

“Closed” sub-accounts

All Cap Value Trust Series 0	Disciplined Diversification Trust Series 0
All Cap Value Trust Series 1	Disciplined Diversification Trust Series 1
American Global Small Capitalization Trust Series 1	Fundamental Holdings Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
Core Allocation Plus Trust Series 0	Smaller Company Growth Trust Series 0
Core Allocation Plus Trust Series 1	Smaller Company Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 6,893,172 shares (cost $116,333,353)	$160,817,701
Active Bond Trust Series 0 - 1,078,255 shares (cost $10,852,925)	10,351,248
Active Bond Trust Series 1 - 732,263 shares (cost $6,988,376)	7,029,725
All Cap Core Trust Series 0 - 228,590 shares (cost $4,502,458)	5,751,325
All Cap Core Trust Series 1 - 379,864 shares (cost $6,782,277)	9,553,587
All Cap Value Trust Series 0	—
All Cap Value Trust Series 1	—
Alpha Opportunities Trust Series 0 - 163,112 shares (cost $2,349,551)	2,645,679
Alpha Opportunities Trust Series 1 - 50,979 shares (cost $678,648)	826,377
American Asset Allocation Trust Series 1 - 3,617,648 shares (cost $39,177,989)	55,060,596
American Global Growth Trust Series 1 - 227,006 shares (cost $2,994,060)	3,559,453
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 2,595,279 shares (cost $37,312,651)	58,238,051
American Growth-Income Trust Series 1 - 3,781,869 shares (cost $51,413,439)	83,049,842
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 2,224,733 shares (cost $32,507,275)	42,781,622
American New World Trust Series 1 - 454,170 shares (cost $6,061,227)	6,762,592
Blue Chip Growth Trust Series 0 - 988,946 shares (cost $22,098,740)	33,821,955
Blue Chip Growth Trust Series 1 - 1,099,759 shares (cost $21,206,955)	37,644,748
Bond Trust Series 0 - 412,999 shares (cost $5,733,027)	5,488,759
Bond Trust Series 1 - 52,169 shares (cost $725,414)	693,852
Capital Appreciation Trust Series 0 - 1,081,446 shares (cost $11,906,547)	17,076,038
Capital Appreciation Trust Series 1 - 1,670,801 shares (cost $16,244,317)	26,365,239
Capital Appreciation Value Trust Series 0 - 1,217,651 shares (cost $14,896,307)	15,829,466
Capital Appreciation Value Trust Series 1 - 67,515 shares (cost $857,797)	879,050
Core Allocation Plus Trust Series 0	—
Core Allocation Plus Trust Series 1	—
Core Bond Trust Series 0 - 311,580 shares (cost $4,278,190)	3,988,222
Core Bond Trust Series 1 - 102,287 shares (cost $1,427,552)	1,314,384
Core Strategy Trust Series 0 - 7,851,415 shares (cost $109,453,767)	113,767,010
Core Strategy Trust Series 1 - 126,703 shares (cost $1,793,882)	1,834,658
Disciplined Diversification Trust Series 0	—
Disciplined Diversification Trust Series 1	—
Emerging Markets Value Trust Series 0 - 2,234,563 shares (cost $23,709,742)	22,122,172
Emerging Markets Value Trust Series 1 - 346,227 shares (cost $3,641,522)	3,434,567
Equity-Income Trust Series 0 - 3,102,339 shares (cost $46,889,266)	61,302,222
Equity-Income Trust Series 1 - 2,325,088 shares (cost $30,441,825)	46,083,238
Financial Services Trust Series 0 - 299,153 shares (cost $3,675,731)	4,735,585
Financial Services Trust Series 1 - 139,940 shares (cost $1,830,899)	2,218,050
Franklin Templeton Founding Allocation Trust Series 0 - 2,149,540 shares (cost $24,175,814)	28,030,002
Franklin Templeton Founding Allocation Trust Series 1 - 30,091 shares (cost $286,666)	392,683
Fundamental All Cap Core Trust Series 0 - 604,927 shares (cost $8,329,902)	12,509,883
Fundamental All Cap Core Trust Series 1 - 82,215 shares (cost $1,221,181)	1,694,456
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust Series 0 - 947,510 shares (cost $13,957,055)	15,103,313

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Fundamental Large Cap Value Trust Series 1 - 378,533 shares (cost $5,669,150)	$6,033,818
Fundamental Value Trust Series 0 - 645,249 shares (cost $8,814,918)	13,008,217
Fundamental Value Trust Series 1 - 1,699,136 shares (cost $18,806,370)	34,356,534
Global Bond Trust Series 0 - 1,837,433 shares (cost $23,574,030)	22,655,553
Global Bond Trust Series 1 - 532,886 shares (cost $6,793,960)	6,602,459
Global Diversification Trust Series 1	—
Global Trust Series 0 - 250,617 shares (cost $3,690,598)	5,130,127
Global Trust Series 1 - 348,363 shares (cost $5,463,881)	7,141,451
Health Sciences Trust Series 0 - 672,141 shares (cost $15,472,830)	19,734,057
Health Sciences Trust Series 1 - 382,174 shares (cost $7,884,034)	11,155,646
High Yield Trust Series 0 - 3,879,839 shares (cost $23,468,131)	23,434,225
High Yield Trust Series 1 - 2,467,532 shares (cost $15,323,630)	15,051,943
International Core Trust Series 0 - 793,518 shares (cost $7,679,902)	9,260,360
International Core Trust Series 1 - 1,252,875 shares (cost $13,940,739)	14,658,633
International Equity Index Trust B Series 0 - 2,083,053 shares (cost $31,244,273)	35,682,703
International Equity Index Trust B Series 1 - 820,664 shares (cost $12,090,256)	14,066,189
International Growth Stock Trust Series 0 - 437,331 shares (cost $6,199,825)	7,373,395
International Growth Stock Trust Series 1 - 139,628 shares (cost $1,951,449)	2,352,740
International Small Company Trust Series 0 - 857,697 shares (cost $8,674,304)	10,806,976
International Small Company Trust Series 1 - 634,572 shares (cost $6,373,996)	8,001,947
International Value Trust Series 0 - 1,375,335 shares (cost $15,931,911)	20,189,916
International Value Trust Series 1 - 1,198,993 shares (cost $14,965,702)	17,721,121
Investment Quality Bond Trust Series 0 - 622,141 shares (cost $7,381,886)	7,073,740
Investment Quality Bond Trust Series 1 - 1,114,658 shares (cost $12,691,537)	12,718,244
Lifestyle Aggressive Trust Series 0 - 15,315,571 shares (cost $123,779,313)	167,092,874
Lifestyle Aggressive Trust Series 1 - 2,124,331 shares (cost $17,758,082)	23,176,450
Lifestyle Balanced Trust Series 0 - 25,586,752 shares (cost $301,260,719)	351,050,239
Lifestyle Balanced Trust Series 1 - 4,833,856 shares (cost $56,404,208)	66,175,486
Lifestyle Conservative Trust Series 0 - 2,301,583 shares (cost $29,817,603)	29,022,957
Lifestyle Conservative Trust Series 1 - 398,989 shares (cost $5,218,828)	5,019,278
Lifestyle Growth Trust Series 0 - 35,808,416 shares (cost $409,009,207)	509,911,849
Lifestyle Growth Trust Series 1 - 6,789,800 shares (cost $79,935,745)	96,618,848
Lifestyle Moderate Trust PS Series 0 - 2,012 shares (cost $27,745)	27,805
Lifestyle Moderate Trust Series 0 - 5,158,444 shares (cost $62,599,420)	70,619,098
Lifestyle Moderate Trust Series 1 - 1,278,272 shares (cost $15,524,086)	17,486,760
Mid Cap Index Trust Series 0 - 1,104,377 shares (cost $19,426,235)	24,097,503
Mid Cap Index Trust Series 1 - 702,967 shares (cost $12,071,223)	15,338,747
Mid Cap Stock Trust Series 0 - 896,246 shares (cost $12,911,601)	18,991,452
Mid Cap Stock Trust Series 1 - 992,939 shares (cost $13,332,664)	20,921,233
Mid Value Trust Series 0 - 1,175,503 shares (cost $12,683,835)	16,386,513
Mid Value Trust Series 1 - 929,062 shares (cost $9,131,869)	12,997,574
Money Market Trust B Series 0 - 100,875,891 shares (cost $100,875,891)	100,875,891
Money Market Trust Series 1 - 42,209,651 shares (cost $42,209,651)	42,209,651

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Natural Resources Trust Series 0 - 2,385,119 shares (cost $25,250,017)	$24,232,814
Natural Resources Trust Series 1 - 650,615 shares (cost $7,538,147)	6,720,854
Real Estate Securities Trust Series 0 - 1,808,674 shares (cost $22,679,990)	24,887,357
Real Estate Securities Trust Series 1 - 1,804,410 shares (cost $20,744,541)	24,973,034
Real Return Bond Trust Series 0 - 1,139,739 shares (cost $14,467,446)	13,266,560
Real Return Bond Trust Series 1 - 325,009 shares (cost $4,041,278)	3,835,111
Science & Technology Trust Series 0 - 370,471 shares (cost $6,961,824)	9,206,203
Science & Technology Trust Series 1 - 699,103 shares (cost $10,955,190)	17,288,823
Short Term Government Income Trust Series 0 - 959,539 shares (cost $12,393,139)	11,994,231
Short Term Government Income Trust Series 1 - 651,535 shares (cost $8,430,229)	8,144,190
Small Cap Growth Trust Series 0 - 1,136,130 shares (cost $11,080,135)	14,644,710
Small Cap Growth Trust Series 1 - 202,159 shares (cost $2,108,563)	2,591,675
Small Cap Index Trust Series 0 - 1,029,560 shares (cost $13,513,037)	16,308,231
Small Cap Index Trust Series 1 - 604,418 shares (cost $7,337,423)	9,567,930
Small Cap Opportunities Trust Series 0 - 423,677 shares (cost $10,661,724)	13,006,882
Small Cap Opportunities Trust Series 1 - 1,295,643 shares (cost $36,829,403)	39,957,642
Small Cap Value Trust Series 0 - 796,741 shares (cost $15,781,545)	20,747,145
Small Cap Value Trust Series 1 - 114,322 shares (cost $2,443,913)	2,982,658
Small Company Value Trust Series 0 - 639,287 shares (cost $10,854,428)	16,122,811
Small Company Value Trust Series 1 - 587,333 shares (cost $7,797,066)	14,836,025
Smaller Company Growth Trust Series 0	—
Smaller Company Growth Trust Series 1	—
Strategic Income Opportunities Trust Series 0 - 1,709,554 shares (cost $23,469,398)	22,463,538
Strategic Income Opportunities Trust Series 1 - 745,507 shares (cost $10,393,247)	9,825,779
Total Bond Market Trust B Series 0 - 1,343,467 shares (cost $14,055,089)	13,555,579
Total Return Trust Series 0 - 3,351,544 shares (cost $48,189,657)	45,413,415
Total Return Trust Series 1 - 1,610,855 shares (cost $23,089,835)	21,907,628
Total Stock Market Index Trust Series 0 - 1,036,089 shares (cost $13,959,172)	17,696,408
Total Stock Market Index Trust Series 1 - 377,006 shares (cost $4,274,454)	6,439,270
Ultra Short Term Bond Trust Series 0 - 225,316 shares (cost $2,735,946)	2,699,287
Ultra Short Term Bond Trust Series 1 - 55,726 shares (cost $675,773)	667,595
U.S. Equity Trust Series 0 - 330,754 shares (cost $4,774,411)	5,860,968
U.S. Equity Trust Series 1 - 929,300 shares (cost $13,071,912)	16,457,906
Utilities Trust Series 0 - 769,356 shares (cost $9,859,444)	11,863,476
Utilities Trust Series 1 - 318,800 shares (cost $4,250,625)	4,922,278
Value Trust Series 0 - 385,989 shares (cost $7,428,327)	10,004,838
Value Trust Series 1 - 648,419 shares (cost $10,780,785)	16,826,472

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 2,817,478 shares (cost $31,530,542)	$31,104,961
Brandes International Equity - 805,822 shares (cost $9,354,110)	10,596,563
Frontier Capital Appreciation - 314,113 shares (cost $7,940,872)	9,332,311
Large Cap Growth - 433,570 shares (cost $8,078,543)	10,726,526
Large Cap Value - 559,057 shares (cost $6,407,822)	7,698,217

Total assets	$3,386,365,453

Contract Owners’ Equity
Variable universal life insurance contracts	$3,386,365,453

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (y)
Income:
Dividend income distribution	$2,624,516	$1,107,875	$1,212,495

Net investment income (loss)	2,624,516	1,107,875	1,212,495

Realized gains (losses) on investments:
Capital gain distributions	295,940	—	2,595,411
Net realized gains (losses)	5,224,430	2,415,336	1,213,306

Realized gains (losses)	5,520,370	2,415,336	3,808,717
Unrealized appreciation (depreciation) during the period	30,484,429	9,491,537	(1,434,838)

Net increase (decrease) in assets from operations	38,629,315	13,014,748	3,586,374

Changes from principal transactions:
Transfer of net premiums	11,381,524	10,660,321	1,002,584
Transfer on terminations	(15,052,787)	(12,716,986)	(3,499,353)
Transfer on policy loans	567,264	(678,414)	(235,802)
Net interfund transfers	5,098,343	29,581,911	(26,871,660)

Net increase (decrease) in assets from principal transactions	1,994,344	26,846,832	(29,604,231)

Total increase (decrease) in assets	40,623,659	39,861,580	(26,017,857)

Assets, beginning of period	120,194,042	80,332,462	26,017,857

Assets, end of period	$160,817,701	$120,194,042	—

(y)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (bd)	Year Ended Dec. 31/12 (bd)

$612,010	$346,016	$412,588	$311,892	$1,226,572	$882,931

612,010	346,016	412,588	311,892	1,226,572	882,931

—	53,063	—	54,402	—	—
88,722	129,687	66,977	188,731	125,970	93,818

88,722	182,750	66,977	243,133	125,970	93,818
(685,799)	187,579	(463,795)	271,181	(1,168,510)	1,488,664

14,933	716,345	15,770	826,206	184,032	2,465,413

1,297,749	946,286	272,269	319,525	1,864,421	1,935,850
(1,002,574)	(641,921)	(1,157,537)	(3,183,004)	(2,164,326)	(1,159,983)
(94,774)	(265,371)	4,482	(16,203)	(192,518)	(21,912)
1,510,558	931,738	463,541	70,101	8,872,858	4,014,848

1,710,959	970,732	(417,245)	(2,809,581)	8,380,435	4,768,803

1,725,892	1,687,077	(401,475)	(1,983,375)	8,564,467	7,234,216

8,625,356	6,938,279	7,431,200	9,414,575	22,540,494	15,306,278

$10,351,248	$8,625,356	$7,029,725	$7,431,200	$31,104,961	$22,540,494

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$66,908	$20,821	$110,947	$85,278

Net investment income (loss)	66,908	20,821	110,947	85,278

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	114,158	94,735	236,985	277,686

Realized gains (losses)	114,158	94,735	236,985	277,686
Unrealized appreciation (depreciation) during the period	1,039,223	127,709	2,180,410	834,782

Net increase (decrease) in assets from operations	1,220,289	243,265	2,528,342	1,197,746

Changes from principal transactions:
Transfer of net premiums	295,526	331,566	288,070	348,022
Transfer on terminations	(253,994)	(176,477)	(914,967)	(1,333,259)
Transfer on policy loans	8,572	(24,400)	7,748	(46,071)
Net interfund transfers	1,922,583	683,816	(43,607)	(209,736)

Net increase (decrease) in assets from principal transactions	1,972,687	814,505	(662,756)	(1,241,044)

Total increase (decrease) in assets	3,192,976	1,057,770	1,865,586	(43,298)

Assets, beginning of period	2,558,349	1,500,579	7,688,001	7,731,299

Assets, end of period	$5,751,325	$2,558,349	$9,553,587	$7,688,001

(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/13 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (n)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$115,170	$48,388	$50,599	$28,299	$17,688	$7,021

115,170	48,388	50,599	28,299	17,688	7,021

4,475,322	227,511	2,035,055	142,136	217,803	74,827
(2,540,895)	336,312	(648,738)	312,340	39,874	(40,449)

1,934,427	563,823	1,386,317	454,476	257,677	34,378
(196,277)	(60,048)	(426,745)	(109,965)	280,446	154,157

1,853,320	552,163	1,010,171	372,810	555,811	195,556

995,626	898,695	159,159	170,564	230,402	138,650
(596,190)	(583,297)	(286,464)	(429,023)	(134,648)	(90,499)
(28,265)	(15,123)	(22,547)	(20,701)	(22,339)	(4,791)
(7,736,855)	(429,016)	(4,220,797)	(370,852)	747,708	104,169

(7,365,684)	(128,741)	(4,370,649)	(650,012)	821,123	147,529

(5,512,364)	423,422	(3,360,478)	(277,202)	1,376,934	343,085

5,512,364	5,088,942	3,360,478	3,637,680	1,268,745	925,660

—	$5,512,364	—	$3,360,478	$2,645,679	$1,268,745

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$5,817	$3,151	$554,921	$588,778

Net investment income (loss)	5,817	3,151	554,921	588,778

Realized gains (losses) on investments:
Capital gain distributions	76,237	40,364	—	—
Net realized gains (losses)	(7,085)	(10,869)	1,834,063	939,020

Realized gains (losses)	69,152	29,495	1,834,063	939,020
Unrealized appreciation (depreciation) during the period	141,537	62,744	7,090,452	3,603,189

Net increase (decrease) in assets from operations	216,506	95,390	9,479,436	5,130,987

Changes from principal transactions:
Transfer of net premiums	16,548	13,545	4,139,356	3,520,793
Transfer on terminations	(63,992)	(40,616)	(5,175,357)	(3,688,869)
Transfer on policy loans	—	—	69,023	33,296
Net interfund transfers	32,700	157,445	8,039,510	1,714,497

Net increase (decrease) in assets from principal transactions	(14,744)	130,374	7,072,532	1,579,717

Total increase (decrease) in assets	201,762	225,764	16,551,968	6,710,704

Assets, beginning of period	624,615	398,851	38,508,628	31,797,924

Assets, end of period	$826,377	$624,615	$55,060,596	$38,508,628

(bf)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(o)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (o)	Year Ended Dec. 31/12

—	$28,919	$5,462	$2,223	$4,751

—	28,919	5,462	2,223	4,751

1,894,034	—	—	—	—
101,461	103,812	27,080	89,167	(8,978)

1,995,495	103,812	27,080	89,167	(8,978)
(607,351)	464,127	130,372	(17,724)	65,579

1,388,144	596,858	162,914	73,666	61,352

1,318,957	350,532	155,280	36,374	111,692
(857,641)	(178,660)	(78,380)	(19,655)	(42,272)
(225,592)	226,769	(811,862)	—	—
(12,780,351)	1,389,998	1,290,847	(657,289)	170,871

(12,544,627)	1,788,639	555,885	(640,570)	240,291

(11,156,483)	2,385,497	718,799	(566,904)	301,643

11,156,483	1,173,956	455,157	566,904	265,261

—	$3,559,453	$1,173,956	—	$566,904

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$285,739	$181,489	$748,145	$820,603

Net investment income (loss)	285,739	181,489	748,145	820,603

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	455,400	(284,083)	2,951,725	2,251,447

Realized gains (losses)	455,400	(284,083)	2,951,725	2,251,447
Unrealized appreciation (depreciation) during the period	12,575,825	7,273,220	17,410,822	5,460,269

Net increase (decrease) in assets from operations	13,316,964	7,170,626	21,110,692	8,532,319

Changes from principal transactions:
Transfer of net premiums	3,908,250	4,220,215	5,152,819	4,659,987
Transfer on terminations	(4,535,509)	(5,150,676)	(8,321,000)	(6,031,695)
Transfer on policy loans	(210,581)	(532,262)	(347,956)	(553,105)
Net interfund transfers	389,818	(2,143,416)	(721,204)	10,653,530

Net increase (decrease) in assets from principal transactions	(448,022)	(3,606,139)	(4,237,341)	8,728,717

Total increase (decrease) in assets	12,868,942	3,564,487	16,873,351	17,261,036

Assets, beginning of period	45,369,109	41,804,622	66,176,491	48,915,455

Assets, end of period	$58,238,051	$45,369,109	$83,049,842	$66,176,491

(p)	Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/13 (p)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$2,035	$145,583	$380,396	$377,890	$60,540	$20,877

2,035	145,583	380,396	377,890	60,540	20,877

63,401	—	—	—	—	—
(49,593)	4,120	(712,353)	(2,735,939)	36,779	(14,061)

13,808	4,120	(712,353)	(2,735,939)	36,779	(14,061)
53,963	(20,925)	7,863,350	7,887,783	508,131	521,591

69,806	128,778	7,531,393	5,529,734	605,450	528,407

149,027	257,473	3,670,504	3,631,944	590,120	476,155
(54,175)	(116,068)	(4,154,479)	(3,478,246)	(338,900)	(392,855)
(6,790)	1,400	(32,753)	(491,167)	(28,457)	(17,372)
(2,449,901)	1,507,003	(652,283)	(582,806)	2,143,555	171,371

(2,361,839)	1,649,808	(1,169,011)	(920,275)	2,366,318	237,299

(2,292,033)	1,778,586	6,362,382	4,609,459	2,971,768	765,706

2,292,033	513,447	36,419,240	31,809,781	3,790,824	3,025,118

—	$2,292,033	$42,781,622	$36,419,240	$6,762,592	$3,790,824

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust Series 0	Balanced Trust Series 1
	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/12 (g)
Income:
Dividend income distribution	$28,341	$4,241

Net investment income (loss)	28,341	4,241

Realized gains (losses) on investments:
Capital gain distributions	647,618	98,616
Net realized gains (losses)	(561,707)	(71,082)

Realized gains (losses)	85,911	27,534
Unrealized appreciation (depreciation) during the period	(20,334)	(7,660)

Net increase (decrease) in assets from operations	93,918	24,115

Changes from principal transactions:
Transfer of net premiums	63,989	3,120
Transfer on terminations	(123,413)	(10,998)
Transfer on policy loans	697	—
Net interfund transfers	(1,177,367)	(284,285)

Net increase (decrease) in assets from principal transactions	(1,236,094)	(292,163)

Total increase (decrease) in assets	(1,142,176)	(268,048)

Assets, beginning of period	1,142,176	268,048

Assets, end of period	—	—

(g)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Bond Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$85,601	$26,453	$88,247	$28,062	$160,269	$150,187

85,601	26,453	88,247	28,062	160,269	150,187

—	—	—	—	40,421	34,809
1,286,415	870,596	2,086,380	1,834,736	(3,645)	6,742

1,286,415	870,596	2,086,380	1,834,736	36,776	41,551
7,745,366	2,011,028	9,169,546	3,240,262	(270,266)	103,539

9,117,382	2,908,077	11,344,173	5,103,060	(73,221)	295,277

3,220,375	2,331,686	1,347,419	1,477,288	831,628	779,522
(2,175,399)	(1,826,379)	(3,354,084)	(4,038,060)	(366,153)	(428,736)
(366,889)	(176,634)	28,971	(180,660)	(38,017)	(57,530)
3,292,249	2,161,753	(735,776)	(1,943,909)	(345,871)	506,436

3,970,336	2,490,426	(2,713,470)	(4,685,341)	81,587	799,692

13,087,718	5,398,503	8,630,703	417,719	8,366	1,094,969

20,734,237	15,335,734	29,014,045	28,596,326	5,480,393	4,385,424

$33,821,955	$20,734,237	$37,644,748	$29,014,045	$5,488,759	$5,480,393

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 1		Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$22,128	$26,572	$232,556	$117,939

Net investment income (loss)	22,128	26,572	232,556	117,939

Realized gains (losses) on investments:
Capital gain distributions	6,614	6,775	—	—
Net realized gains (losses)	(3,559)	1,111	219,067	(80,924)

Realized gains (losses)	3,055	7,886	219,067	(80,924)
Unrealized appreciation (depreciation) during the period	(38,539)	23,165	987,566	952,473

Net increase (decrease) in assets from operations	(13,356)	57,623	1,439,189	989,488

Changes from principal transactions:
Transfer of net premiums	17,772	31,053	923,253	640,015
Transfer on terminations	(235,519)	(202,884)	(533,525)	(356,232)
Transfer on policy loans	631	858	(53,903)	(30,328)
Net interfund transfers	(60,425)	176,528	2,704,753	428,653

Net increase (decrease) in assets from principal transactions	(277,541)	5,555	3,040,578	682,108

Total increase (decrease) in assets	(290,897)	63,178	4,479,767	1,671,596

Assets, beginning of period	984,749	921,571	6,116,796	4,445,200

Assets, end of period	$693,852	$984,749	$10,596,563	$6,116,796

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$36,926	$23,156	$57,538	$39,245	$189,663	$144,728

36,926	23,156	57,538	39,245	189,663	144,728

—	—	—	—	1,187,672	807,166
921,638	995,926	2,250,595	1,842,991	329,890	37,543

921,638	995,926	2,250,595	1,842,991	1,517,562	844,709
3,697,686	548,939	5,272,529	1,898,323	902,712	41,401

4,656,250	1,568,021	7,580,662	3,780,559	2,609,937	1,030,838

1,510,497	1,286,123	1,021,894	1,177,950	2,712,045	2,102,975
(1,141,229)	(1,796,152)	(3,417,080)	(4,010,341)	(996,112)	(588,069)
(154,515)	(135,204)	(300,030)	(22,495)	(15,276)	(7,477)
217,293	1,267,165	(2,520,732)	(1,394,321)	1,012,843	2,154,156

432,046	621,932	(5,215,948)	(4,249,207)	2,713,500	3,661,585

5,088,296	2,189,953	2,364,714	(468,648)	5,323,437	4,692,423

11,987,742	9,797,789	24,000,525	24,469,173	10,506,029	5,813,606

$17,076,038	$11,987,742	$26,365,239	$24,000,525	$15,829,466	$10,506,029

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$9,042	$6,830	$438,094	$141,405

Net investment income (loss)	9,042	6,830	438,094	141,405

Realized gains (losses) on investments:
Capital gain distributions	42,060	34,356	4,529,431	561,214
Net realized gains (losses)	105,924	9,127	(2,614,563)	27,136

Realized gains (losses)	147,984	43,483	1,914,868	588,350
Unrealized appreciation (depreciation) during the period	12,675	9,187	(56,853)	323,181

Net increase (decrease) in assets from operations	169,701	59,500	2,296,109	1,052,936

Changes from principal transactions:
Transfer of net premiums	7,068	10,562	1,994,349	1,916,154
Transfer on terminations	(28,450)	(53,578)	(623,737)	(429,361)
Transfer on policy loans	—	—	32,280	(34,221)
Net interfund transfers	221,554	(8,737)	(14,077,648)	1,223,959

Net increase (decrease) in assets from principal transactions	200,172	(51,753)	(12,674,756)	2,676,531

Total increase (decrease) in assets	369,873	7,747	(10,378,647)	3,729,467

Assets, beginning of period	509,177	501,430	10,378,647	6,649,180

Assets, end of period	$879,050	$509,177	—	$10,378,647

(q)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Core Allocation Plus Trust Series 1		Core Bond Trust Series 0		Core Bond Trust Series 1
Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$4,063	$1,417	$86,323	$99,231	$29,040	$46,651

4,063	1,417	86,323	99,231	29,040	46,651

42,872	6,329	149,990	81,685	51,634	46,144
(26,155)	6,954	(25,328)	19,942	(11,158)	4,883

16,717	13,283	124,662	101,627	40,476	51,027
904	2,880	(266,522)	(16,794)	(103,270)	4,869

21,684	17,580	(55,537)	184,064	(33,754)	102,547

2,809	1,191	320,376	605,984	49,878	50,568
(20,021)	(93,410)	(213,016)	(268,505)	(415,076)	(243,487)
—	—	(15,240)	19,606	(1,120)	13,748
(109,595)	17,685	32,560	1,490,490	(282,962)	579,910

(126,807)	(74,534)	124,680	1,847,575	(649,280)	400,739

(105,123)	(56,954)	69,143	2,031,639	(683,034)	503,286

105,123	162,077	3,919,079	1,887,440	1,997,418	1,494,132

—	$105,123	$3,988,222	$3,919,079	$1,314,384	$1,997,418

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Core Strategy Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$707,731	$1,038,592	$10,496	$5,627

Net investment income (loss)	707,731	1,038,592	10,496	5,627

Realized gains (losses) on investments:
Capital gain distributions	5,078,114	—	39,770	—
Net realized gains (losses)	1,070,795	216,334	4,500	3,986

Realized gains (losses)	6,148,909	216,334	44,270	3,986
Unrealized appreciation (depreciation) during the period	2,415,844	2,031,062	27,450	12,813

Net increase (decrease) in assets from operations	9,272,484	3,285,988	82,216	22,426

Changes from principal transactions:
Transfer of net premiums	8,596,810	6,350,601	11,781	1,855
Transfer on terminations	(4,748,708)	(3,210,968)	(36,813)	(13,681)
Transfer on policy loans	(106,619)	(99,919)	399	—
Net interfund transfers	62,282,845	10,307,067	1,566,231	76,236

Net increase (decrease) in assets from principal transactions	66,024,328	13,346,781	1,541,598	64,410

Total increase (decrease) in assets	75,296,812	16,632,769	1,623,814	86,836

Assets, beginning of period	38,470,198	21,837,429	210,844	124,008

Assets, end of period	$113,767,010	$38,470,198	$1,834,658	$210,844

(q)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$873,169	$453,324	$9,200	$6,479	$283,828	$157,235

873,169	453,324	9,200	6,479	283,828	157,235

10,039,702	240,417	107,690	3,629	714,679	894,970
(6,067,296)	271,073	(62,422)	2,625	(1,017,333)	(867,448)

3,972,406	511,490	45,268	6,254	(302,654)	27,522
(1,819,270)	1,113,394	(19,910)	19,070	(455,819)	1,584,645

3,026,305	2,078,208	34,558	31,803	(474,645)	1,769,402

4,214,414	2,394,511	9,329	13,068	2,571,173	3,255,517
(3,767,755)	(1,231,276)	(102,264)	(17,916)	(1,203,236)	(1,117,635)
(18,492)	(45,693)	—	—	(155,720)	(205,127)
(23,163,293)	1,360,925	(224,965)	68,371	5,624,084	3,944,005

(22,735,126)	2,478,467	(317,900)	63,523	6,836,301	5,876,760

(19,708,821)	4,556,675	(283,342)	95,326	6,361,656	7,646,162

19,708,821	15,152,146	283,342	188,016	15,760,516	8,114,354

—	$19,708,821	—	$283,342	$22,122,172	$15,760,516

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$43,184	$80,206	$1,098,431	$845,338

Net investment income (loss)	43,184	80,206	1,098,431	845,338

Realized gains (losses) on investments:
Capital gain distributions	112,489	511,982	—	—
Net realized gains (losses)	(1,480,361)	(101,272)	2,401,261	930,257

Realized gains (losses)	(1,367,872)	410,710	2,401,261	930,257
Unrealized appreciation (depreciation) during the period	1,301,610	657,337	10,055,299	4,171,204

Net increase (decrease) in assets from operations	(23,078)	1,148,253	13,554,991	5,946,799

Changes from principal transactions:
Transfer of net premiums	146,479	116,085	5,156,960	4,381,746
Transfer on terminations	(265,009)	(457,032)	(3,762,733)	(4,042,870)
Transfer on policy loans	(470)	(2,354)	(339,164)	(260,836)
Net interfund transfers	(4,453,939)	840,204	4,067,096	3,681,599

Net increase (decrease) in assets from principal transactions	(4,572,939)	496,903	5,122,159	3,759,639

Total increase (decrease) in assets	(4,596,017)	1,645,156	18,677,150	9,706,438

Assets, beginning of period	8,030,584	6,385,428	42,625,072	32,918,634

Assets, end of period	$3,434,567	$8,030,584	$61,302,222	$42,625,072

See accompanying notes.

Sub-Account
Equity-Income Trust Series 1		Financial Services Trust Series 0		Financial Services Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$821,593	$853,122	$28,872	$26,774	$13,024	$14,386

821,593	853,122	28,872	26,774	13,024	14,386

—	—	44,507	—	21,553	—
148,306	(1,107,688)	288,020	255,289	467,627	48,872

148,306	(1,107,688)	332,527	255,289	489,180	48,872
10,642,297	6,888,306	733,810	237,492	167,855	242,541

11,612,196	6,633,740	1,095,209	519,555	670,059	305,799

1,742,219	1,887,600	419,480	438,860	106,021	87,491
(4,955,363)	(5,564,293)	(330,919)	(347,134)	(208,468)	(255,220)
(13,066)	(101,503)	(30,117)	(52,164)	(3,474)	(5,029)
(3,616,934)	(1,393,481)	316,380	(224,523)	(160,921)	(122,884)

(6,843,144)	(5,171,677)	374,824	(184,961)	(266,842)	(295,642)

4,769,052	1,462,063	1,470,033	334,594	403,217	10,157

41,314,186	39,852,123	3,265,552	2,930,958	1,814,833	1,804,676

$46,083,238	$41,314,186	$4,735,585	$3,265,552	$2,218,050	$1,814,833

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$641,749	$408,346	$8,822	$11,457

Net investment income (loss)	641,749	408,346	8,822	11,457

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	290,616	113,017	56,708	3,840

Realized gains (losses)	290,616	113,017	56,708	3,840
Unrealized appreciation (depreciation) during the period	2,872,939	1,053,771	19,138	39,604

Net increase (decrease) in assets from operations	3,805,304	1,575,134	84,668	54,901

Changes from principal transactions:
Transfer of net premiums	2,750,356	2,038,977	4,281	5,645
Transfer on terminations	(1,234,302)	(890,461)	(83,065)	(10,530)
Transfer on policy loans	1,320	(49,398)	—	—
Net interfund transfers	9,044,920	2,648,341	(2,253)	(2,673)

Net increase (decrease) in assets from principal transactions	10,562,294	3,747,459	(81,037)	(7,558)

Total increase (decrease) in assets	14,367,598	5,322,593	3,631	47,343

Assets, beginning of period	13,662,404	8,339,811	389,052	341,709

Assets, end of period	$28,030,002	$13,662,404	$392,683	$389,052

See accompanying notes.

Sub-Account
Frontier Capital Appreciation		Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	$19,271	$105,337	$61,771	$14,132	$5,953

—	19,271	105,337	61,771	14,132	5,953

789,258	389,092	—	—	—	—
188,491	(20,655)	795,920	15,175	51,712	12,257

977,749	368,437	795,920	15,175	51,712	12,257
1,497,639	530,699	2,363,456	1,534,440	360,012	150,757

2,475,388	918,407	3,264,713	1,611,386	425,856	168,967

848,115	796,984	945,877	866,049	31,270	22,658
(517,617)	(343,978)	(837,558)	(1,142,639)	(185,267)	(28,638)
(122,874)	(37,184)	(172,602)	(52,682)	7,844	(41,164)
448,424	(231,645)	1,107,176	106,428	621,367	(93,198)

656,048	184,177	1,042,893	(222,844)	475,214	(140,342)

3,131,436	1,102,584	4,307,606	1,388,542	901,070	28,625

6,200,875	5,098,291	8,202,277	6,813,735	793,386	764,761

$9,332,311	$6,200,875	$12,509,883	$8,202,277	$1,694,456	$793,386

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$86,540	$68,606	$56,305	$20,579

Net investment income (loss)	86,540	68,606	56,305	20,579

Realized gains (losses) on investments:
Capital gain distributions	1,662,306	—	—	—
Net realized gains (losses)	(828,090)	31,696	316,738	32,163

Realized gains (losses)	834,216	31,696	316,738	32,163
Unrealized appreciation (depreciation) during the period	(324,324)	311,346	903,878	203,074

Net increase (decrease) in assets from operations	596,432	411,648	1,276,921	255,816

Changes from principal transactions:
Transfer of net premiums	625,858	672,036	847,329	209,864
Transfer on terminations	(416,248)	(335,807)	(338,618)	(96,280)
Transfer on policy loans	32,601	(5,989)	(1,589)	(2,258)
Net interfund transfers	(4,888,680)	403,108	11,495,413	1,089,960

Net increase (decrease) in assets from principal transactions	(4,646,469)	733,348	12,002,535	1,201,286

Total increase (decrease) in assets	(4,050,037)	1,144,996	13,279,456	1,457,102

Assets, beginning of period	4,050,037	2,905,041	1,823,857	366,755

Assets, end of period	—	$4,050,037	$15,103,313	$1,823,857

(q)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$15,550	$10,112	$157,663	$99,593	$403,613	$262,296

15,550	10,112	157,663	99,593	403,613	262,296

—	—	—	—	—	—
116,148	83,241	691,623	225,511	1,353,296	1,487,533

116,148	83,241	691,623	225,511	1,353,296	1,487,533
301,293	11,813	2,539,628	864,447	7,222,949	1,934,128

432,991	105,166	3,388,914	1,189,551	8,979,858	3,683,957

41,426	15,980	1,135,456	1,245,595	1,522,382	1,740,952
(167,790)	(30,649)	(646,440)	(682,324)	(3,777,462)	(5,153,093)
(255)	—	(60,761)	(27,604)	(64,625)	32,538
4,802,309	592,700	(885,989)	(494,067)	(413,389)	(1,055,664)

4,675,690	578,031	(457,734)	41,600	(2,733,094)	(4,435,267)

5,108,681	683,197	2,931,180	1,231,151	6,246,764	(751,310)

925,137	241,940	10,077,037	8,845,886	28,109,770	28,861,080

$6,033,818	$925,137	$13,008,217	$10,077,037	$34,356,534	$28,109,770

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$116,863	$1,491,533	$31,941	$514,370

Net investment income (loss)	116,863	1,491,533	31,941	514,370

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(304,134)	(11,714)	222,243	26,742

Realized gains (losses)	(304,134)	(11,714)	222,243	26,742
Unrealized appreciation (depreciation) during the period	(1,187,136)	(3,801)	(654,624)	(40,360)

Net increase (decrease) in assets from operations	(1,374,407)	1,476,018	(400,440)	500,752

Changes from principal transactions:
Transfer of net premiums	3,191,255	2,928,173	283,412	282,749
Transfer on terminations	(1,792,937)	(1,606,697)	(852,576)	(1,038,613)
Transfer on policy loans	(150,351)	(127,853)	(788)	(29,283)
Net interfund transfers	305,773	(554,192)	(35,418)	403,042

Net increase (decrease) in assets from principal transactions	1,553,740	639,431	(605,370)	(382,105)

Total increase (decrease) in assets	179,333	2,115,449	(1,005,810)	118,647

Assets, beginning of period	22,476,220	20,360,771	7,608,269	7,489,622

Assets, end of period	$22,655,553	$22,476,220	$6,602,459	$7,608,269

(q)	Terminated as an investment option and funds transferred to Core Strategy on December 9, 2013.

See accompanying notes.

Sub-Account
Global Diversification Trust Series 1		Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$237,258	$189,984	$73,001	$81,893	$98,803	$156,627

237,258	189,984	73,001	81,893	98,803	156,627

3,319,858	—	—	—	—	—
(1,196,983)	41,511	194,538	61,371	47,546	(9,617)

2,122,875	41,511	194,538	61,371	47,546	(9,617)
(681,414)	1,090,363	971,656	568,349	1,615,150	1,310,706

1,678,719	1,321,858	1,239,195	711,613	1,761,499	1,457,716

1,793,966	1,476,260	461,983	390,324	247,523	319,356
(990,720)	(755,987)	(381,453)	(350,701)	(725,666)	(2,649,449)
41,179	(24,989)	(174,203)	(7,267)	(5,452)	(21,293)
(14,043,973)	2,233,871	(82,486)	(24,815)	(91,648)	(327,898)

(13,199,548)	2,929,155	(176,159)	7,541	(575,243)	(2,679,284)

(11,520,829)	4,251,013	1,063,036	719,154	1,186,256	(1,221,568)

11,520,829	7,269,816	4,067,091	3,347,937	5,955,195	7,176,763

—	$11,520,829	$5,130,127	$4,067,091	$7,141,451	$5,955,195

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	1,383,916	573,671	843,535	465,612
Net realized gains (losses)	1,582,020	1,022,318	652,987	786,130

Realized gains (losses)	2,965,936	1,595,989	1,496,522	1,251,742
Unrealized appreciation (depreciation) during the period	2,739,126	622,136	2,200,438	613,034

Net increase (decrease) in assets from operations	5,705,062	2,218,125	3,696,960	1,864,776

Changes from principal transactions:
Transfer of net premiums	1,800,621	1,006,932	262,014	235,138
Transfer on terminations	(1,163,662)	(810,718)	(1,203,992)	(1,131,585)
Transfer on policy loans	(315,381)	(271,172)	(736)	(24,975)
Net interfund transfers	4,187,562	1,022,918	776,495	1,180,929

Net increase (decrease) in assets from principal transactions	4,509,140	947,960	(166,219)	259,507

Total increase (decrease) in assets	10,214,202	3,166,085	3,530,741	2,124,283

Assets, beginning of period	9,519,855	6,353,770	7,624,905	5,500,622

Assets, end of period	$19,734,057	$9,519,855	$11,155,646	$7,624,905

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		International Core Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$1,530,990	$1,422,838	$983,263	$1,131,549	$232,064	$178,386

1,530,990	1,422,838	983,263	1,131,549	232,064	178,386

—	—	—	—	—	—
(673,700)	(756,369)	(800,253)	(1,008,594)	108,478	(9,447)

(673,700)	(756,369)	(800,253)	(1,008,594)	108,478	(9,447)
894,423	2,075,876	1,028,356	2,302,915	1,281,156	655,514

1,751,713	2,742,345	1,211,366	2,425,870	1,621,698	824,453

2,006,305	1,393,078	564,509	1,670,264	632,970	574,839
(1,491,951)	(1,238,234)	(1,240,071)	(1,750,717)	(421,996)	(1,354,318)
(131,115)	(246,919)	83,709	(106,730)	(31,698)	(20,309)
1,981,583	4,382,310	(78,591)	(214,177)	1,768,058	314,771

2,364,822	4,290,235	(670,444)	(401,360)	1,947,334	(485,017)

4,116,535	7,032,580	540,922	2,024,510	3,569,032	339,436

19,317,690	12,285,110	14,511,021	12,486,511	5,691,328	5,351,892

$23,434,225	$19,317,690	$15,051,943	$14,511,021	$9,260,360	$5,691,328

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (z)
Income:
Dividend income distribution	$373,988	$388,344	$155,537

Net investment income (loss)	373,988	388,344	155,537

Realized gains (losses) on investments:
Capital gain distributions	—	—	271,110
Net realized gains (losses)	(1,197,507)	(1,054,492)	(1,144,866)

Realized gains (losses)	(1,197,507)	(1,054,492)	(873,756)
Unrealized appreciation (depreciation) during the period	3,873,488	2,581,655	1,257,376

Net increase (decrease) in assets from operations	3,049,969	1,915,507	539,157

Changes from principal transactions:
Transfer of net premiums	592,280	669,746	691,747
Transfer on terminations	(2,687,894)	(2,213,414)	(379,093)
Transfer on policy loans	(8,085)	21,865	(45,745)
Net interfund transfers	(124,751)	(167,312)	(5,280,409)

Net increase (decrease) in assets from principal transactions	(2,228,450)	(1,689,115)	(5,013,500)

Total increase (decrease) in assets	821,519	226,392	(4,474,343)

Assets, beginning of period	13,837,114	13,610,722	4,474,343

Assets, end of period	$14,658,633	$13,837,114	—

(z)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(x)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1	International Equity Index Trust B Series 0		International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (z)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (x)

$363,458	$820,447	$295,436	$325,012	$152,976

363,458	820,447	295,436	325,012	152,976

651,276	—	—	—	—
(4,421,811)	218,491	(166,898)	201,297	15,546

(3,770,535)	218,491	(166,898)	201,297	15,546
4,820,732	3,142,218	3,094,945	1,339,247	636,686

1,413,655	4,181,156	3,223,483	1,865,556	805,208

580,964	4,584,258	2,749,653	612,359	99,718
(1,236,811)	(2,090,634)	(2,125,380)	(1,754,032)	(584,131)
(27,251)	(275,123)	(162,024)	(9,826)	785
(13,873,956)	2,871,891	7,276,560	(467,453)	13,498,005

(14,557,054)	5,090,392	7,738,809	(1,618,952)	13,014,377

(13,143,399)	9,271,548	10,962,292	246,604	13,819,585

13,143,399	26,411,155	15,448,863	13,819,585	—

—	$35,682,703	$26,411,155	$14,066,189	$13,819,585

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust Series 0		International Growth Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (j)
Income:
Dividend income distribution	$81,600	$39,898	$26,054	$15,276

Net investment income (loss)	81,600	39,898	26,054	15,276

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	96,715	(1,056)	18,234	9,991

Realized gains (losses)	96,715	(1,056)	18,234	9,991
Unrealized appreciation (depreciation) during the period	975,808	197,762	332,364	68,927

Net increase (decrease) in assets from operations	1,154,123	236,604	376,652	94,194

Changes from principal transactions:
Transfer of net premiums	741,834	114,952	96,949	17,536
Transfer on terminations	(472,472)	(70,779)	(99,218)	(340,409)
Transfer on policy loans	(146,117)	6,776	95	62
Net interfund transfers	40,698	5,767,776	(115,394)	2,322,273

Net increase (decrease) in assets from principal transactions	163,943	5,818,725	(117,568)	1,999,462

Total increase (decrease) in assets	1,318,066	6,055,329	259,084	2,093,656

Assets, beginning of period	6,055,329	—	2,093,656	—

Assets, end of period	$7,373,395	$6,055,329	$2,352,740	$2,093,656

(j)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(be)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0	International Opportunities Trust Series 1	International Small Company Trust Series 0
Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/12 (be)	Dec. 31/12 (be)	Dec. 31/13	Dec. 31/12

$117,617	$45,937	$174,560	$92,536

117,617	45,937	174,560	92,536

—	—	—	—
(19,124)	(117,086)	183,231	(77,487)

(19,124)	(117,086)	183,231	(77,487)
337,978	259,369	1,647,127	1,142,874

436,471	188,220	2,004,918	1,157,923

654,869	76,682	1,571,202	1,190,962
(376,308)	(230,819)	(741,150)	(925,365)
(46,543)	(785)	(77,230)	(31,232)
(5,770,399)	(2,209,416)	826,164	209,769

(5,538,381)	(2,364,338)	1,578,986	444,134

(5,101,910)	(2,176,118)	3,583,904	1,602,057

5,101,910	2,176,118	7,223,072	5,621,015

—	—	$10,806,976	$7,223,072

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 1		International Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/13	Dec. 31/12
Income:
Dividend income distribution	$136,203	$87,751	$326,182	$368,164

Net investment income (loss)	136,203	87,751	326,182	368,164

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	322,266	116,613	529,550	(223,651)

Realized gains (losses)	322,266	116,613	529,550	(223,651)
Unrealized appreciation (depreciation) during the period	1,025,540	904,869	3,082,360	2,185,664

Net increase (decrease) in assets from operations	1,484,009	1,109,233	3,938,092	2,330,177

Changes from principal transactions:
Transfer of net premiums	302,727	294,471	1,662,304	1,701,814
Transfer on terminations	(552,625)	(1,339,183)	(1,048,564)	(930,021)
Transfer on policy loans	18,685	(11,837)	(93,716)	(132,838)
Net interfund transfers	381,904	436,308	1,165,845	342,846

Net increase (decrease) in assets from principal transactions	150,691	(620,241)	1,685,869	981,801

Total increase (decrease) in assets	1,634,700	488,992	5,623,961	3,311,978

Assets, beginning of period	6,367,247	5,878,255	14,565,955	11,253,977

Assets, end of period	$8,001,947	$6,367,247	$20,189,916	$14,565,955

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/13	Dec. 31/12	Dec. 31/13	Dec. 31/12	Dec. 31/13	Dec. 31/12

$284,163	$382,625	$278,351	$152,956	$501,513	$309,503

284,163	382,625	278,351	152,956	501,513	309,503

—	—	135,918	—	248,725	—
(893,280)	(1,836,241)	110,472	180,007	124,195	241,330

(893,280)	(1,836,241)	246,390	180,007	372,920	241,330
4,587,072	4,061,320	(651,530)	164,047	(1,153,720)	653,376

3,977,955	2,607,704	(126,789)	497,010	(279,287)	1,204,209

587,783	632,259	936,162	1,245,176	516,996	582,830
(1,666,620)	(1,734,788)	(785,057)	(741,937)	(1,970,945)	(3,986,570)
61,379	(31,371)	(64,844)	16,739	53,538	(99,318)
(38,509)	(1,187,254)	65,521	(246,862)	(304,393)	1,567,679

(1,055,967)	(2,321,154)	151,782	273,116	(1,704,804)	(1,935,379)

2,921,988	286,550	24,993	770,126	(1,984,091)	(731,170)

14,799,133	14,512,583	7,048,747	6,278,621	14,702,335	15,433,505

$17,721,121	$14,799,133	$7,073,740	$7,048,747	$12,718,244	$14,702,335

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth		Large Cap Trust Series 0
	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/12 (h)
Income:
Dividend income distribution	$49,390	$2,695	$27,618

Net investment income (loss)	49,390	2,695	27,618

Realized gains (losses) on investments:
Capital gain distributions	498,488	—	—
Net realized gains (losses)	442,460	198,080	700,026

Realized gains (losses)	940,948	198,080	700,026
Unrealized appreciation (depreciation) during the period	1,661,563	734,740	(167,795)

Net increase (decrease) in assets from operations	2,651,901	935,515	559,849

Changes from principal transactions:
Transfer of net premiums	990,003	872,895	210,676
Transfer on terminations	(583,861)	(393,778)	(132,803)
Transfer on policy loans	(53,609)	(18,086)	(476,338)
Net interfund transfers	884,008	1,210,597	(3,473,321)

Net increase (decrease) in assets from principal transactions	1,236,541	1,671,628	(3,871,786)

Total increase (decrease) in assets	3,888,442	2,607,143	(3,311,937)

Assets, beginning of period	6,838,084	4,230,941	3,311,937

Assets, end of period	$10,726,526	$6,838,084	—

(h)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.
(ad)	Renamed on April 29, 2013. Previously known as Business Opportunity Value.

See accompanying notes.

Sub-Account
Large Cap Trust Series 1	Large Cap Value		Lifestyle Aggressive Trust Series 0
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/12 (h)	Dec. 31/13 (ad)	Dec. 31/12	Dec. 31/13	Dec. 31/12

$69,406	$176,037	$34,291	$3,851,932	$1,801,454

69,406	176,037	34,291	3,851,932	1,801,454

—	612,200	—	—	—
(820,159)	366,812	146,819	3,311,893	1,649,085

(820,159)	979,012	146,819	3,311,893	1,649,085
2,488,988	655,984	490,246	27,837,768	13,828,330

1,738,235	1,811,033	671,356	35,001,593	17,278,869

190,989	633,604	598,435	17,198,977	18,079,484
(608,674)	(493,730)	(336,538)	(10,587,125)	(9,747,815)
6,120	(50,890)	(9,328)	(1,234,143)	(912,274)
(14,040,374)	954,957	109,420	(1,424,705)	6,670,979

(14,451,939)	1,043,941	361,989	3,953,004	14,090,374

(12,713,704)	2,854,974	1,033,345	38,954,597	31,369,243

12,713,704	4,843,243	3,809,898	128,138,277	96,769,034

—	$7,698,217	$4,843,243	$167,092,874	$128,138,277

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$524,300	$214,360	$9,701,432	$6,169,902

Net investment income (loss)	524,300	214,360	9,701,432	6,169,902

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(115,971)	(1,060,709)	4,015,931	72,200

Realized gains (losses)	(115,971)	(1,060,709)	4,015,931	72,200
Unrealized appreciation (depreciation) during the period	3,799,309	3,303,776	24,271,770	19,893,319

Net increase (decrease) in assets from operations	4,207,638	2,457,427	37,989,133	26,135,421

Changes from principal transactions:
Transfer of net premiums	729,047	1,030,439	38,463,411	33,747,384
Transfer on terminations	(1,457,964)	(3,307,698)	(28,375,983)	(24,910,462)
Transfer on policy loans	(36,759)	(447,862)	(1,352,386)	(1,882,920)
Net interfund transfers	4,833,982	(321,773)	29,820,671	34,723,897

Net increase (decrease) in assets from principal transactions	4,068,306	(3,046,894)	38,555,713	41,677,899

Total increase (decrease) in assets	8,275,944	(589,467)	76,544,846	67,813,320

Assets, beginning of period	14,900,506	15,489,973	274,505,393	206,692,073

Assets, end of period	$23,176,450	$14,900,506	$351,050,239	$274,505,393

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$1,801,707	$1,409,536	$1,033,126	$799,189	$174,474	$200,871

1,801,707	1,409,536	1,033,126	799,189	174,474	200,871

—	—	985,732	536,033	171,436	137,430
(559,932)	(772,704)	383,925	499,307	102,058	245,864

(559,932)	(772,704)	1,369,657	1,035,340	273,494	383,294
6,438,954	6,648,379	(1,256,465)	129,605	(205,671)	(55,443)

7,680,729	7,285,211	1,146,318	1,964,134	242,297	528,722

2,187,207	2,623,379	3,699,782	3,358,306	271,856	455,512
(5,809,874)	(12,748,378)	(3,130,555)	(3,271,717)	(1,274,454)	(788,271)
(613,670)	139,826	(177,740)	(222,215)	52,823	(4,401)
1,900,653	(82,126)	(536,235)	4,292,133	(1,458,940)	662,074

(2,335,684)	(10,067,299)	(144,748)	4,156,507	(2,408,715)	324,914

5,345,045	(2,782,088)	1,001,570	6,120,641	(2,166,418)	853,636

60,830,441	63,612,529	28,021,387	21,900,746	7,185,696	6,332,060

$66,175,486	$60,830,441	$29,022,957	$28,021,387	$5,019,278	$7,185,696

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/13	Dec. 31/12
Income:
Dividend income distribution	$12,112,908	$7,151,918	$2,257,181	$1,596,316

Net investment income (loss)	12,112,908	7,151,918	2,257,181	1,596,316

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,568,722	(1,958,433)	107,184	(1,163,226)

Realized gains (losses)	1,568,722	(1,958,433)	107,184	(1,163,226)
Unrealized appreciation (depreciation) during the period	64,988,893	39,768,668	14,014,749	10,949,608

Net increase (decrease) in assets from operations	78,670,523	44,962,153	16,379,114	11,382,698

Changes from principal transactions:
Transfer of net premiums	63,451,832	56,188,664	4,228,450	4,787,761
Transfer on terminations	(42,626,419)	(39,686,931)	(9,331,397)	(9,307,921)
Transfer on policy loans	(4,073,742)	(3,275,186)	(985,746)	(562,636)
Net interfund transfers	24,870,864	22,419,925	(2,560,938)	(2,301,106)

Net increase (decrease) in assets from principal transactions	41,622,535	35,646,472	(8,649,631)	(7,383,902)

Total increase (decrease) in assets	120,293,058	80,608,625	7,729,483	3,998,796

Assets, beginning of period	389,618,791	309,010,166	88,889,365	84,890,569

Assets, end of period	$509,911,849	$389,618,791	$96,618,848	$88,889,365

(ac)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust PS Series 0	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
Year Ended Dec. 31/13 (ac)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	$2,062,194	$1,394,887	$503,627	$411,908

—	2,062,194	1,394,887	503,627	411,908

—	—	—	—	—
—	967,329	937,670	1,207,788	(91,890)

—	967,329	937,670	1,207,788	(91,890)
60	3,178,462	2,686,878	(96,425)	1,270,502

60	6,207,985	5,019,435	1,614,990	1,590,520

—	8,406,022	6,925,991	412,038	436,417
—	(5,676,725)	(5,236,140)	(1,755,383)	(2,182,565)
—	(298,798)	(357,635)	(130,227)	(166,031)
27,745	6,154,450	6,348,459	607,434	2,895,640

27,745	8,584,949	7,680,675	(866,138)	983,461

27,805	14,792,934	12,700,110	748,852	2,573,981

—	55,826,164	43,126,054	16,737,908	14,163,927

$27,805	$70,619,098	$55,826,164	$17,486,760	$16,737,908

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/13	Dec. 31/12
Income:
Dividend income distribution	$243,317	$208,056	$149,276	$172,730

Net investment income (loss)	243,317	208,056	149,276	172,730

Realized gains (losses) on investments:
Capital gain distributions	1,148,029	1,293,296	740,845	1,212,245
Net realized gains (losses)	501,614	294,459	784,863	236,987

Realized gains (losses)	1,649,643	1,587,755	1,525,708	1,449,232
Unrealized appreciation (depreciation) during the period	3,574,773	219,945	2,227,401	295,290

Net increase (decrease) in assets from operations	5,467,733	2,015,756	3,902,385	1,917,252

Changes from principal transactions:
Transfer of net premiums	2,331,777	1,754,722	509,512	516,690
Transfer on terminations	(1,493,679)	(1,267,098)	(1,344,808)	(1,317,824)
Transfer on policy loans	(174,901)	(158,779)	33,966	(69,493)
Net interfund transfers	3,107,715	1,645,404	316,840	(517,624)

Net increase (decrease) in assets from principal transactions	3,770,912	1,974,249	(484,490)	(1,388,251)

Total increase (decrease) in assets	9,238,645	3,990,005	3,417,895	529,001

Assets, beginning of period	14,858,858	10,868,853	11,920,852	11,391,851

Assets, end of period	$24,097,503	$14,858,858	$15,338,747	$11,920,852

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$11,050	—	$6,948	—	$156,250	$100,461

11,050	—	6,948	—	156,250	100,461

301,683	—	347,307	—	971,652	823,409
814,947	326,046	607,058	(171,540)	691,607	584,441

1,116,630	326,046	954,365	(171,540)	1,663,259	1,407,850
3,893,848	1,932,688	4,902,482	3,517,503	2,034,826	404,139

5,021,528	2,258,734	5,863,795	3,345,963	3,854,335	1,912,450

1,495,915	1,312,912	806,813	823,988	1,310,641	1,119,764
(1,186,036)	(925,807)	(2,050,558)	(2,256,518)	(1,157,931)	(1,019,010)
(151,293)	(834,176)	(197,636)	(105,952)	(65,101)	(799,521)
865,982	1,200,905	(123,402)	(765,682)	218,401	1,277,025

1,024,568	753,834	(1,564,783)	(2,304,164)	306,010	578,258

6,046,096	3,012,568	4,299,012	1,041,799	4,160,345	2,490,708

12,945,356	9,932,788	16,622,221	15,580,422	12,226,168	9,735,460

$18,991,452	$12,945,356	$20,921,233	$16,622,221	$16,386,513	$12,226,168

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust Series 1		Money Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$131,122	$96,217	$8,620	$41,466

Net investment income (loss)	131,122	96,217	8,620	41,466

Realized gains (losses) on investments:
Capital gain distributions	871,885	873,320	5,092	6,856
Net realized gains (losses)	1,139,039	728,223	—	—

Realized gains (losses)	2,010,924	1,601,543	5,092	6,856
Unrealized appreciation (depreciation) during the period	1,268,535	323,964	—	—

Net increase (decrease) in assets from operations	3,410,581	2,021,724	13,712	48,322

Changes from principal transactions:
Transfer of net premiums	393,161	424,700	199,312,370	272,037,442
Transfer on terminations	(1,031,225)	(1,302,545)	(15,411,450)	(18,725,138)
Transfer on policy loans	(22,282)	(398)	(422,203)	(1,982,654)
Net interfund transfers	(1,381,937)	(163,418)	(190,718,596)	(260,696,084)

Net increase (decrease) in assets from principal transactions	(2,042,283)	(1,041,661)	(7,239,879)	(9,366,434)

Total increase (decrease) in assets	1,368,298	980,063	(7,226,167)	(9,318,112)

Assets, beginning of period	11,629,276	10,649,213	108,102,058	117,420,170

Assets, end of period	$12,997,574	$11,629,276	$100,875,891	$108,102,058

See accompanying notes.

Sub-Account
Money Market Trust Series 1		Natural Resources Trust Series 0		Natural Resources Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$151,243	$177,775	$38,143	$62,270

—	—	151,243	177,775	38,143	62,270

3,088	3,811	—	—	—	—
—	—	23,955	130,523	(119,378)	344,277

3,088	3,811	23,955	130,523	(119,378)	344,277
—	—	523,779	(191,546)	281,550	(414,473)

3,088	3,811	698,977	116,752	200,315	(7,926)

8,827,577	3,553,378	3,114,772	3,280,697	393,463	374,111
(26,857,758)	(22,220,134)	(1,613,823)	(1,981,118)	(1,218,548)	(981,054)
3,104,682	(5,246)	(190,929)	(194,580)	(4,006)	(22,277)
11,876,790	7,105,789	1,088,572	545,903	(299,265)	80,615

(3,048,709)	(11,566,213)	2,398,592	1,650,902	(1,128,356)	(548,605)

(3,045,621)	(11,562,402)	3,097,569	1,767,654	(928,041)	(556,531)

45,255,272	56,817,674	21,135,245	19,367,591	7,648,895	8,205,426

$42,209,651	$45,255,272	$24,232,814	$21,135,245	$6,720,854	$7,648,895

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$508,053	$390,546	$502,381	$472,394

Net investment income (loss)	508,053	390,546	502,381	472,394

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,090,605	815,361	(1,272,061)	(2,058,082)

Realized gains (losses)	1,090,605	815,361	(1,272,061)	(2,058,082)
Unrealized appreciation (depreciation) during the period	(1,869,988)	1,647,674	822,444	6,016,450

Net increase (decrease) in assets from operations	(271,330)	2,853,581	52,764	4,430,762

Changes from principal transactions:
Transfer of net premiums	3,508,916	2,848,453	737,807	813,764
Transfer on terminations	(1,929,402)	(2,003,719)	(3,084,521)	(3,290,599)
Transfer on policy loans	(215,526)	(225,492)	97,719	7,676
Net interfund transfers	3,434,251	1,312,484	(176,838)	(1,283,898)

Net increase (decrease) in assets from principal transactions	4,798,239	1,931,726	(2,425,833)	(3,753,057)

Total increase (decrease) in assets	4,526,909	4,785,307	(2,373,069)	677,705

Assets, beginning of period	20,360,448	15,575,141	27,346,103	26,668,398

Assets, end of period	$24,887,357	$20,360,448	$24,973,034	$27,346,103

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 0		Real Return Bond Trust Series 1		Science & Technology Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$374,836	$240,504	$105,546	$87,845	—	—

374,836	240,504	105,546	87,845	—	—

—	—	—	—	—	—
39,697	242,848	37,590	151,890	646,532	409,501

39,697	242,848	37,590	151,890	646,532	409,501
(1,806,752)	495,817	(569,117)	192,685	1,953,294	73,881

(1,392,219)	979,169	(425,981)	432,420	2,599,826	483,382

1,654,585	1,549,531	231,910	156,552	698,683	783,950
(946,530)	(974,428)	(732,629)	(908,441)	(626,296)	(713,870)
(137,862)	(103,807)	86,869	(15,920)	(114,967)	(630,805)
(654,346)	3,823,886	(97,826)	177,049	749,371	1,087,222

(84,153)	4,295,182	(511,676)	(590,760)	706,791	526,497

(1,476,372)	5,274,351	(937,657)	(158,340)	3,306,617	1,009,879

14,742,932	9,468,581	4,772,768	4,931,108	5,899,586	4,889,707

$13,266,560	$14,742,932	$3,835,111	$4,772,768	$9,206,203	$5,899,586

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	—	—	$238,675	$157,129

Net investment income (loss)	—	—	238,675	157,129

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,376,848	1,778,620	(63,175)	(8,258)

Realized gains (losses)	1,376,848	1,778,620	(63,175)	(8,258)
Unrealized appreciation (depreciation) during the period	3,936,923	(415,881)	(267,922)	(57,832)

Net increase (decrease) in assets from operations	5,313,771	1,362,739	(92,422)	91,039

Changes from principal transactions:
Transfer of net premiums	629,310	700,290	2,493,730	2,284,207
Transfer on terminations	(1,609,208)	(2,472,371)	(833,493)	(883,580)
Transfer on policy loans	31,252	(66,140)	(37,250)	(102,836)
Net interfund transfers	(119,765)	307,280	(5,311,045)	5,287,613

Net increase (decrease) in assets from principal transactions	(1,068,411)	(1,530,941)	(3,688,058)	6,585,404

Total increase (decrease) in assets	4,245,360	(168,202)	(3,780,480)	6,676,443

Assets, beginning of period	13,043,463	13,211,665	15,774,711	9,098,268

Assets, end of period	$17,288,823	$13,043,463	$11,994,231	$15,774,711

See accompanying notes.

Sub-Account
Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$168,055	$146,688	—	—	—	—

168,055	146,688	—	—	—	—

—	—	541,862	1,136,599	100,343	272,875
(11,152)	20,878	472,303	419,638	3,658	(31,149)

(11,152)	20,878	1,014,165	1,556,237	104,001	241,726
(232,851)	(55,352)	3,102,052	(262,920)	744,035	63,181

(75,948)	112,214	4,116,217	1,293,317	848,036	304,907

685,452	635,625	1,285,511	988,015	111,178	116,116
(1,231,590)	(1,772,619)	(848,690)	(822,169)	(137,073)	(423,194)
22,448	(24,236)	(125,028)	(78,078)	(15,182)	(19,555)
(418,209)	710,621	1,349,743	(388,791)	(29,538)	(73,353)

(941,899)	(450,609)	1,661,536	(301,023)	(70,615)	(399,986)

(1,017,847)	(338,395)	5,777,753	992,294	777,421	(95,079)

9,162,037	9,500,432	8,866,957	7,874,663	1,814,254	1,909,333

$8,144,190	$9,162,037	$14,644,710	$8,866,957	$2,591,675	$1,814,254

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$217,369	$207,966	$121,734	$146,731

Net investment income (loss)	217,369	207,966	121,734	146,731

Realized gains (losses) on investments:
Capital gain distributions	1,004,607	1,662,563	585,810	1,231,957
Net realized gains (losses)	533,793	125,408	(57,509)	(270,145)

Realized gains (losses)	1,538,400	1,787,971	528,301	961,812
Unrealized appreciation (depreciation) during the period	2,661,176	(656,810)	2,117,851	(14,127)

Net increase (decrease) in assets from operations	4,416,945	1,339,127	2,767,886	1,094,416

Changes from principal transactions:
Transfer of net premiums	1,581,052	1,320,227	434,815	435,962
Transfer on terminations	(908,333)	(753,489)	(878,340)	(823,891)
Transfer on policy loans	(61,497)	(105,763)	65,328	(80,919)
Net interfund transfers	582,704	950,840	(270,319)	(135,391)

Net increase (decrease) in assets from principal transactions	1,193,926	1,411,815	(648,516)	(604,239)

Total increase (decrease) in assets	5,610,871	2,750,942	2,119,370	490,177

Assets, beginning of period	10,697,360	7,946,418	7,448,560	6,958,383

Assets, end of period	$16,308,231	$10,697,360	$9,567,930	$7,448,560

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$49,676	—	$50,672	—	$107,368	$119,353

49,676	—	50,672	—	107,368	119,353

—	—	—	—	968,536	586,015
455,685	319,308	1,008,103	388,060	1,019,557	696,731

455,685	319,308	1,008,103	388,060	1,988,093	1,282,746
1,811,634	253,441	2,407,097	626,903	2,819,421	479,534

2,316,995	572,749	3,465,872	1,014,963	4,914,882	1,881,633

883,160	591,700	397,575	311,983	2,069,567	1,430,480
(532,606)	(621,690)	(1,173,228)	(908,245)	(1,177,023)	(1,108,446)
(28,026)	(116,932)	(29,103)	(43,776)	(121,519)	(145,317)
5,914,320	1,115,826	30,959,529	(231,255)	1,047,025	135,329

6,236,848	968,904	30,154,773	(871,293)	1,818,050	312,046

8,553,843	1,541,653	33,620,645	143,670	6,732,932	2,193,679

4,453,039	2,911,386	6,336,997	6,193,327	14,014,213	11,820,534

$13,006,882	$4,453,039	$39,957,642	$6,336,997	$20,747,145	$14,014,213

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 1		Small Company Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$14,248	$22,046	$239,444	$25,700

Net investment income (loss)	14,248	22,046	239,444	25,700

Realized gains (losses) on investments:
Capital gain distributions	140,567	120,771	—	—
Net realized gains (losses)	219,274	214,366	659,851	71,506

Realized gains (losses)	359,841	335,137	659,851	71,506
Unrealized appreciation (depreciation) during the period	359,297	101,567	2,750,760	1,370,962

Net increase (decrease) in assets from operations	733,386	458,750	3,650,055	1,468,168

Changes from principal transactions:
Transfer of net premiums	125,945	129,390	1,529,909	1,095,406
Transfer on terminations	(352,484)	(587,684)	(745,029)	(658,110)
Transfer on policy loans	(20,367)	474	(79,687)	(101,876)
Net interfund transfers	205,343	(696,581)	922,903	568,254

Net increase (decrease) in assets from principal transactions	(41,563)	(1,154,401)	1,628,096	903,674

Total increase (decrease) in assets	691,823	(695,651)	5,278,151	2,371,842

Assets, beginning of period	2,290,835	2,986,486	10,844,660	8,472,818

Assets, end of period	$2,982,658	$2,290,835	$16,122,811	$10,844,660

(ab)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12

$243,477	$32,996	—	—	—	—

243,477	32,996	—	—	—	—

—	—	257,142	255,301	1,984,683	2,305,735
621,987	67,667	1,037,329	123,812	11,696,593	793,957

621,987	67,667	1,294,471	379,113	13,681,276	3,099,692
3,088,720	1,940,585	(318,530)	42,487	(4,988,155)	952,941

3,954,184	2,041,248	975,941	421,600	8,693,121	4,052,633

455,902	494,178	248,375	270,064	955,788	1,128,837
(1,350,965)	(1,711,970)	(289,751)	(346,046)	(4,323,317)	(3,966,576)
(48,240)	(6,813)	42,214	(112,874)	(155,536)	62,653
(1,489,105)	(937,760)	(3,749,596)	45,666	(31,694,268)	(585,584)

(2,432,408)	(2,162,365)	(3,748,758)	(143,190)	(35,217,333)	(3,360,670)

1,521,776	(121,117)	(2,772,817)	278,410	(26,524,212)	691,963

13,314,249	13,435,366	2,772,817	2,494,407	26,524,212	25,832,249

$14,836,025	$13,314,249	—	$2,772,817	—	$26,524,212

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,259,370	$1,064,261	$549,613	$834,542

Net investment income (loss)	1,259,370	1,064,261	549,613	834,542

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(26,383)	(96,974)	(121,790)	(440,133)

Realized gains (losses)	(26,383)	(96,974)	(121,790)	(440,133)
Unrealized appreciation (depreciation) during the period	(531,165)	767,161	(53,717)	1,094,243

Net increase (decrease) in assets from operations	701,822	1,734,448	374,106	1,488,652

Changes from principal transactions:
Transfer of net premiums	2,176,469	1,590,559	402,229	456,630
Transfer on terminations	(1,456,959)	(1,078,453)	(1,287,928)	(3,773,486)
Transfer on policy loans	(343,242)	(212,563)	17,123	(20,827)
Net interfund transfers	4,525,004	2,784,544	475,409	(122,261)

Net increase (decrease) in assets from principal transactions	4,901,272	3,084,087	(393,167)	(3,459,944)

Total increase (decrease) in assets	5,603,094	4,818,535	(19,061)	(1,971,292)

Assets, beginning of period	16,860,444	12,041,909	9,844,840	11,816,132

Assets, end of period	$22,463,538	$16,860,444	$9,825,779	$9,844,840

See accompanying notes.

Sub-Account
Total Bond Market Trust B Series 0		Total Return Trust Series 0		Total Return Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$466,325	$251,825	$1,499,915	$954,731	$716,108	$573,108

466,325	251,825	1,499,915	954,731	716,108	573,108

—	—	1,081,893	—	526,234	—
83,667	70,365	214,225	146,621	466,158	571,823

83,667	70,365	1,296,118	146,621	992,392	571,823
(903,781)	258,213	(3,900,400)	2,247,545	(2,218,138)	1,248,421

(353,789)	580,403	(1,104,367)	3,348,897	(509,638)	2,393,352

1,583,186	1,924,534	5,291,994	4,907,137	825,362	966,754
(3,258,329)	(1,087,482)	(4,097,427)	(3,965,111)	(3,700,922)	(3,295,821)
(53,567)	(75,428)	(307,485)	(274,470)	154,963	(200,020)
24,455	491,372	(4,376,824)	11,347,668	(2,085,000)	(2,448,197)

(1,704,255)	1,252,996	(3,489,742)	12,015,224	(4,805,597)	(4,977,284)

(2,058,044)	1,833,399	(4,594,109)	15,364,121	(5,315,235)	(2,583,932)

15,613,623	13,780,224	50,007,524	34,643,403	27,222,863	29,806,795

$13,555,579	$15,613,623	$45,413,415	$50,007,524	$21,907,628	$27,222,863

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$223,708	$118,635	$82,476	$82,610

Net investment income (loss)	223,708	118,635	82,476	82,610

Realized gains (losses) on investments:
Capital gain distributions	209,595	19,452	81,812	14,765
Net realized gains (losses)	821,225	258,996	337,558	26,176

Realized gains (losses)	1,030,820	278,448	419,370	40,941
Unrealized appreciation (depreciation) during the period	2,540,162	554,311	1,122,767	738,449

Net increase (decrease) in assets from operations	3,794,690	951,394	1,624,613	862,000

Changes from principal transactions:
Transfer of net premiums	2,036,226	982,841	350,995	316,376
Transfer on terminations	(1,213,624)	(504,752)	(751,172)	(1,396,629)
Transfer on policy loans	(97,300)	(65,292)	(7,289)	(78,261)
Net interfund transfers	5,175,652	867,485	479,958	(712,360)

Net increase (decrease) in assets from principal transactions	5,900,954	1,280,282	72,492	(1,870,874)

Total increase (decrease) in assets	9,695,644	2,231,676	1,697,105	(1,008,874)

Assets, beginning of period	8,000,764	5,769,088	4,742,165	5,751,039

Assets, end of period	$17,696,408	$8,000,764	$6,439,270	$4,742,165

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
Ultra Short Term Bond Trust Series 0		Ultra Short Term Bond Trust Series 1		U.S. Equity Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (i)

$31,445	$19,278	$7,442	$5,884	$92,238	$58,002

31,445	19,278	7,442	5,884	92,238	58,002

—	—	—	—	—	—
(17,776)	(6,411)	(4,802)	(2,069)	81,379	(24,089)

(17,776)	(6,411)	(4,802)	(2,069)	81,379	(24,089)
(15,729)	(4,454)	(2,683)	(2,967)	1,052,661	33,896

(2,060)	8,413	(43)	848	1,226,278	67,809

586,177	476,998	15,919	2,971	767,062	423,888
(179,368)	(112,790)	(145,534)	(140,117)	(396,094)	(304,562)
(11,297)	(23,659)	(103)	(1,776)	(54,513)	(15,287)
644,811	61,776	293,973	436,593	297,755	3,848,632

1,040,323	402,325	164,255	297,671	614,210	3,952,671

1,038,263	410,738	164,212	298,519	1,840,488	4,020,480

1,661,024	1,250,286	503,383	204,864	4,020,480	—

$2,699,287	$1,661,024	$667,595	$503,383	$5,860,968	$4,020,480

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Equity Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (i)	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$253,840	$198,242	$232,281	$333,278

Net investment income (loss)	253,840	198,242	232,281	333,278

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	347,707	49,918	764,163	463,937

Realized gains (losses)	347,707	49,918	764,163	463,937
Unrealized appreciation (depreciation) during the period	3,234,582	151,411	960,263	307,191

Net increase (decrease) in assets from operations	3,836,129	399,571	1,956,707	1,104,406

Changes from principal transactions:
Transfer of net premiums	687,942	575,129	1,304,280	916,383
Transfer on terminations	(1,470,789)	(1,174,136)	(981,216)	(892,609)
Transfer on policy loans	(49,148)	1,577	(295,033)	(100,897)
Net interfund transfers	(392,050)	14,043,681	280,570	304,555

Net increase (decrease) in assets from principal transactions	(1,224,045)	13,446,251	308,601	227,432

Total increase (decrease) in assets	2,612,084	13,845,822	2,265,308	1,331,838

Assets, beginning of period	13,845,822	—	9,598,168	8,266,330

Assets, end of period	$16,457,906	$13,845,822	$11,863,476	$9,598,168

(i)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$95,027	$191,199	$75,130	$52,879	$124,227	$115,854

95,027	191,199	75,130	52,879	124,227	115,854

—	—	—	—	—	—
281,907	249,799	555,671	417,604	303,316	(542,519)

281,907	249,799	555,671	417,604	303,316	(542,519)
479,623	176,731	1,807,360	393,123	4,352,290	2,729,531

856,557	617,729	2,438,161	863,606	4,779,833	2,302,866

154,410	185,147	876,940	556,922	393,055	518,582
(486,293)	(461,909)	(719,081)	(655,765)	(1,735,356)	(2,175,451)
(782)	(15,566)	(88,171)	(106,324)	(15,043)	(88,298)
(723,384)	503,011	1,030,551	1,220,802	(656,929)	(299,607)

(1,056,049)	210,683	1,100,239	1,015,635	(2,014,273)	(2,044,774)

(199,492)	828,412	3,538,400	1,879,241	2,765,560	258,092

5,121,770	4,293,358	6,466,438	4,587,197	14,060,912	13,802,820

$4,922,278	$5,121,770	$10,004,838	$6,466,438	$16,826,472	$14,060,912

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$64,551,674	$48,715,871

Net investment income (loss)	64,551,674	48,715,871

Realized gains (losses) on investments:
Capital gain distributions	51,896,993	23,900,652
Net realized gains (losses)	50,101,201	9,983,893

Realized gains (losses)	101,998,194	33,884,545
Unrealized appreciation (depreciation) during the period	361,841,907	231,141,245

Net increase (decrease) in assets from operations	528,391,775	313,741,661

Changes from principal transactions:
Transfer of net premiums	501,273,713	543,309,167
Transfer on terminations	(319,704,371)	(324,461,323)
Transfer on policy loans	(12,299,411)	(22,464,434)
Net interfund transfers	(38,794,430)	(102,189,990)

Net increase (decrease) in assets from principal transactions	130,475,501	94,193,420

Total increase (decrease) in assets	658,867,276	407,935,081

Assets, beginning of period	2,727,498,177	2,319,563,096

Assets, end of period	$3,386,365,453	$2,727,498,177

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 113 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New Sub-Accounts	Effective Date
Lifestyle Aggressive Trust PS Series NAV	December 9, 2013
Lifestyle Balanced Trust PS Series NAV	December 9, 2013
Lifestyle Conservative Trust PS Series NAV	December 9, 2013
Lifestyle Growth Trust PS Series NAV	December 9, 2013
Lifestyle Moderate Trust PS Series NAV	December 9, 2013

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High Income Bond Trust Series 1	High Yield Trust Series 1	April 29, 2013
Core Allocation Plus Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$3,386,365,453
Level 2	—
Level 3	—

$3,386,365,453

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$23,894,076	$18,979,276
Active Bond Trust Series 0	4,744,551	2,421,582
Active Bond Trust Series 1	1,291,918	1,296,576
All Cap Core Trust Series 0	2,438,982	399,386
All Cap Core Trust Series 1	285,968	837,778
All Cap Value Trust Series 0	8,016,999	10,792,191
All Cap Value Trust Series 1	2,622,429	4,907,424
Alpha Opportunities Trust Series 0	1,352,006	295,392
Alpha Opportunities Trust Series 1	178,999	111,688
American Asset Allocation Trust Series 1	12,633,750	5,006,297
American Global Growth Trust Series 1	2,902,555	1,084,996
American Global Small Capitalization Trust Series 1	465,794	1,104,140
American Growth Trust Series 1	5,815,790	5,978,073
American Growth-Income Trust Series 1	4,847,467	8,336,663
American High-Income Bond Trust Series 1	650,417	2,946,821
American International Trust Series 1	5,320,245	6,108,860
American New World Trust Series 1	2,920,042	493,185
Blue Chip Growth Trust Series 0	7,798,713	3,742,776
Blue Chip Growth Trust Series 1	2,965,226	5,590,450
Bond Trust Series 0	1,034,979	752,702
Bond Trust Series 1	134,944	383,743
Capital Appreciation Trust Series 0	3,541,053	3,072,082
Capital Appreciation Trust Series 1	794,235	5,952,645
Capital Appreciation Value Trust Series 0	7,539,624	3,448,788
Capital Appreciation Value Trust Series 1	1,521,887	1,270,612
Core Allocation Plus Trust Series 0	8,226,741	15,933,972
Core Allocation Plus Trust Series 1	81,814	161,686
Core Bond Trust Series 0	2,413,826	2,052,832
Core Bond Trust Series 1	307,845	876,450
Core Strategy Trust Series 0	78,985,512	7,175,339
Core Strategy Trust Series 1	1,626,036	34,172
Disciplined Diversification Trust Series 0	18,834,360	30,656,615
Disciplined Diversification Trust Series 1	163,964	364,974

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Emerging Markets Value Trust Series 0	$12,097,112	$4,262,303
Emerging Markets Value Trust Series 1	801,492	5,218,758
Equity-Income Trust Series 0	14,304,759	8,084,169
Equity-Income Trust Series 1	2,761,838	8,783,390
Financial Services Trust Series 0	1,688,318	1,240,115
Financial Services Trust Series 1	1,462,724	1,694,988
Franklin Templeton Founding Allocation Trust Series 0	12,557,033	1,352,989
Franklin Templeton Founding Allocation Trust Series 1	50,479	122,695
Fundamental All Cap Core Trust Series 0	3,774,694	2,626,464
Fundamental All Cap Core Trust Series 1	689,700	200,354
Fundamental Holdings Trust Series 1	2,897,151	5,794,774
Fundamental Large Cap Value Trust Series 0	13,885,650	1,826,810
Fundamental Large Cap Value Trust Series 1	5,400,062	708,822
Fundamental Value Trust Series 0	2,439,157	2,739,228
Fundamental Value Trust Series 1	968,845	3,298,327
Global Bond Trust Series 0	8,216,397	6,545,795
Global Bond Trust Series 1	760,695	1,334,124
Global Diversification Trust Series 1	6,871,398	16,513,831
Global Trust Series 0	770,482	873,640
Global Trust Series 1	287,918	764,358
Health Sciences Trust Series 0	9,737,135	3,844,078
Health Sciences Trust Series 1	2,590,575	1,913,259
High Yield Trust Series 0	12,253,160	8,357,348
High Yield Trust Series 1	2,290,012	1,977,193
International Core Trust Series 0	3,953,215	1,773,817
International Core Trust Series 1	1,073,980	2,928,442
International Equity Index Trust B Series 0	12,937,591	7,026,752
International Equity Index Trust B Series 1	929,057	2,222,997
International Growth Stock Trust Series 0	1,312,723	1,067,181
International Growth Stock Trust Series 1	155,096	246,610
International Small Company Trust Series 0	3,273,369	1,519,822
International Small Company Trust Series 1	2,080,952	1,794,057
International Value Trust Series 0	4,339,718	2,327,666
International Value Trust Series 1	1,973,199	2,745,003
Investment Quality Bond Trust Series 0	2,041,652	1,475,600
Investment Quality Bond Trust Series 1	1,185,799	2,140,365
Lifestyle Aggressive Trust Series 0	23,020,266	15,215,329
Lifestyle Aggressive Trust Series 1	6,032,643	1,440,037
Lifestyle Balanced Trust Series 0	69,923,331	21,666,186
Lifestyle Balanced Trust Series 1	8,648,787	9,182,764
Lifestyle Conservative Trust Series 0	10,059,780	8,185,670
Lifestyle Conservative Trust Series 1	1,742,617	3,805,423
Lifestyle Growth Trust Series 0	79,348,120	25,612,677
Lifestyle Growth Trust Series 1	6,522,933	12,915,383
Lifestyle Moderate Trust PS Series 0	27,745	—
Lifestyle Moderate Trust Series 0	15,337,552	4,690,410
Lifestyle Moderate Trust Series 1	4,347,179	4,709,690
Mid Cap Index Trust Series 0	7,553,690	2,391,431
Mid Cap Index Trust Series 1	2,020,627	1,614,996
Mid Cap Stock Trust Series 0	4,559,874	3,222,573
Mid Cap Stock Trust Series 1	1,084,744	2,295,272
Mid Value Trust Series 0	3,847,735	2,413,823
Mid Value Trust Series 1	1,543,325	2,582,600

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Money Market Trust B Series 0	$154,379,749	$161,605,916
Money Market Trust Series 1	36,078,000	39,123,620
Natural Resources Trust Series 0	5,845,622	3,295,787
Natural Resources Trust Series 1	629,538	1,719,751
Real Estate Securities Trust Series 0	11,101,394	5,795,102
Real Estate Securities Trust Series 1	1,531,166	3,454,618
Real Return Bond Trust Series 0	4,017,404	3,726,720
Real Return Bond Trust Series 1	966,830	1,372,959
Science & Technology Trust Series 0	3,903,414	3,196,623
Science & Technology Trust Series 1	1,889,507	2,957,917
Short Term Government Income Trust Series 0	4,757,301	8,206,685
Short Term Government Income Trust Series 1	980,247	1,754,091
Small Cap Growth Trust Series 0	3,853,819	1,650,421
Small Cap Growth Trust Series 1	1,467,473	1,437,745
Small Cap Index Trust Series 0	4,404,433	1,988,532
Small Cap Index Trust Series 1	1,364,369	1,305,340
Small Cap Opportunities Trust Series 0	7,562,210	1,275,686
Small Cap Opportunities Trust Series 1	33,488,255	3,282,810
Small Cap Value Trust Series 0	6,271,954	3,378,001
Small Cap Value Trust Series 1	1,276,620	1,163,368
Small Company Value Trust Series 0	3,675,550	1,808,009
Small Company Value Trust Series 1	571,466	2,760,396
Smaller Company Growth Trust Series 0	1,193,304	4,684,919
Smaller Company Growth Trust Series 1	3,150,724	36,383,374
Strategic Income Opportunities Trust Series 0	11,258,239	5,097,597
Strategic Income Opportunities Trust Series 1	1,681,639	1,525,192
Total Bond Market Trust B Series 0	2,572,626	3,810,556
Total Return Trust Series 0	13,621,096	14,529,031
Total Return Trust Series 1	2,425,404	5,988,659
Total Stock Market Index Trust Series 0	11,152,786	4,818,530
Total Stock Market Index Trust Series 1	1,112,668	875,888
Ultra Short Term Bond Trust Series 0	2,627,168	1,555,400
Ultra Short Term Bond Trust Series 1	595,289	423,592
U.S. Equity Trust Series 0	1,216,577	510,129
U.S. Equity Trust Series 1	1,307,007	2,277,212
Utilities Trust Series 0	4,532,763	3,991,880
Utilities Trust Series 1	1,351,284	2,312,307
Value Trust Series 0	2,787,122	1,611,754
Value Trust Series 1	1,038,434	2,928,479
All Asset Portfolio	14,953,842	5,346,834
Brandes International Equity	5,175,736	1,902,602
Frontier Capital Appreciation	2,908,059	1,462,753
Large Cap Growth	3,261,132	1,476,713
Large Cap Value	3,039,582	1,207,403

	$999,765,634	$752,841,455

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the Contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9. Financial Highlights
	Sub-Account
	500 Index Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	5,257,617	3,858,107	3,903,037	4,024,412	3,715,959
Units issued	680,558	2,204,386	863,156	614,357	948,103
Units redeemed	(744,619)	(804,876)	(908,086)	(735,732)	(639,650)

Units, end of period	5,193,556	5,257,617	3,858,107	3,903,037	4,024,412

Unit value, end of period $	23.54 to 37.65	17.83 to 28.52	15.40 to 24.63	15.12 to 24.18	21.05
Assets, end of period $	160,817,701	120,194,042	80,332,462	77,322,423	66,955,037
Investment income ratio*	1.87%	1.17%	1.83%	1.82%	2.43%
Total return, lowest to highest**	32.02% to 32.03%	8.03% to 15.80%	1.86% to 1.87%	14.85% to 14.86%	24.08% to 31.02%

	Sub-Account
	Active Bond Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	130,071	114,837	85,264	55,984	38,814
Units issued	62,216	60,054	48,258	46,880	36,991
Units redeemed	(36,493)	(44,820)	(18,685)	(17,600)	(19,821)

Units, end of period	155,794	130,071	114,837	85,264	55,984

Unit value, end of period $	66.44	66.31	60.42	57.02	50.05
Assets, end of period $	10,351,248	8,625,356	6,938,279	4,861,357	2,802,114
Investment income ratio*	6.35%	4.43%	6.05%	8.80%	7.80%
Total return, lowest to highest**	0.19%	5.32% to 9.76%	5.97%	13.91%	18.30% to 24.86%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	365,032	507,353	532,994	602,088	671,816
Units issued	42,862	17,208	49,346	39,568	25,873
Units redeemed	(63,427)	(159,529)	(74,987)	(108,662)	(95,601)

Units, end of period	344,467	365,032	507,353	532,994	602,088

Unit value, end of period $	20.41	20.36	18.56	17.54	15.41
Assets, end of period $	7,029,725	7,431,200	9,414,575	9,347,485	9,274,908
Investment income ratio*	5.61%	3.57%	5.35%	7.31%	7.22%
Total return, lowest to highest**	0.24%	9.71%	5.81%	13.84%	24.81%

	Sub-Account
	All Asset Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (bd)	Dec. 31/12 (bd)	Dec. 31/11 (bd)	Dec. 31/10 (bd)	Dec. 31/09
Units, beginning of period	1,340,310	1,033,229	743,709	456,319	264,743
Units issued	873,916	433,920	552,711	457,119	248,679
Units redeemed	(320,506)	(126,839)	(263,191)	(169,729)	(57,103)

Units, end of period	1,893,720	1,340,310	1,033,229	743,709	456,319

Unit value, end of period $	15.81 to 22.31	15.82 to 22.34	13.80 to 19.48	13.58 to 19.16	12.05 to 17.00
Assets, end of period $	31,104,961	22,540,494	15,306,278	10,910,087	6,204,008
Investment income ratio*	4.52%	4.81%	6.83%	7.26%	7.86%
Total return, lowest to highest**	(0.10%) to (0.10%)	9.24% to 14.65%	1.66%	12.71%	14.85% to 21.32%

(bd)	Fund is one Series. Previously presented as Series 0 and Series 1.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	186,515	127,584	87,473	68,162	49,976
Units issued	149,916	141,238	72,726	33,702	28,853
Units redeemed	(24,539)	(82,307)	(32,615)	(14,391)	(10,667)

Units, end of period	311,892	186,515	127,584	87,473	68,162

Unit value, end of period $	18.44	13.72	11.76	11.71	10.36
Assets, end of period $	5,751,325	2,558,349	1,500,579	1,024,718	706,085
Investment income ratio*	1.51%	1.14%	1.31%	1.25%	1.83%
Total return, lowest to highest**	34.44%	10.44% to 16.62%	0.40%	13.09%	24.46% to 33.05%

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	350,155	410,454	451,853	505,072	564,515
Units issued	6,479	6,936	21,044	16,007	20,041
Units redeemed	(32,694)	(67,235)	(62,443)	(69,226)	(79,484)

Units, end of period	323,940	350,155	410,454	451,853	505,072

Unit value, end of period $	29.50	21.96	18.84	18.76	16.60
Assets, end of period $	9,553,587	7,688,001	7,731,299	8,476,649	8,382,602
Investment income ratio*	1.28%	1.10%	1.00%	1.04%	1.60%
Total return, lowest to highest**	34.33%	16.57%	0.41%	13.03%	28.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (n)	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	353,453	361,933	250,055	181,295	109,590
Units issued	184,527	126,735	184,088	133,609	131,254
Units redeemed	(537,980)	(135,215)	(72,210)	(64,849)	(59,549)

Units, end of period	—	353,453	361,933	250,055	181,295

Unit value, end of period $	20.42	15.60	14.06	14.67	12.38
Assets, end of period $	—	5,512,364	5,088,942	3,668,793	2,244,835
Investment income ratio*	1.68%	0.88%	0.44%	0.54%	0.64%
Total return, lowest to highest**	30.93%	6.24% to 10.92%	(4.17%)	18.50%	22.43% to 31.77%

(n) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (n)	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	155,791	187,116	197,162	208,555	208,134
Units issued	20,553	14,532	50,098	42,133	78,485
Units redeemed	(176,344)	(45,857)	(60,144)	(53,526)	(78,064)

Units, end of period	—	155,791	187,116	197,162	208,555

Unit value, end of period $	28.21	21.57	19.44	20.29	17.15
Assets, end of period $	—	3,360,478	3,637,680	4,001,119	3,576,033
Investment income ratio*	1.39%	0.79%	0.33%	0.37%	0.51%
Total return, lowest to highest**	30.78%	10.95%	(4.21%)	18.35%	26.61%

(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (d)
Units, beginning of period	76,310	67,576	44,632	4,247	—
Units issued	56,247	58,199	86,728	42,691	4,560
Units redeemed	(15,191)	(49,465)	(63,784)	(2,306)	(313)

Units, end of period	117,366	76,310	67,576	44,632	4,247

Unit value, end of period $	22.54	16.63	13.70	14.89	12.73
Assets, end of period $	2,645,679	1,268,745	925,660	664,682	54,076
Investment income ratio*	0.95%	0.62%	0.23%	0.63%	0.79%
Total return, lowest to highest**	35.58%	9.62% to 21.38%	(8.02%)	16.98%	26.89% to 27.31%

(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Alpha Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (d)
Units, beginning of period	39,716	30,772	18,156	6,744	—
Units issued	5,285	13,044	28,373	12,089	6,780
Units redeemed	(6,238)	(4,100)	(15,757)	(677)	(36)

Units, end of period	38,763	39,716	30,772	18,156	6,744

Unit value, end of period $	21.32	15.73	12.96	14.11	12.07
Assets, end of period $	826,377	624,615	398,851	256,185	81,384
Investment income ratio*	0.81%	0.62%	0.19%	0.52%	0.66%
Total return, lowest to highest**	35.55%	21.33%	(8.14%)	16.92%	20.69%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	3,277,723	3,133,111	3,119,887	3,047,744	260,111
Units issued	904,788	437,055	334,656	473,956	3,234,430
Units redeemed	(381,512)	(292,443)	(321,432)	(401,813)	(446,797)

Units, end of period	3,800,999	3,277,723	3,133,111	3,119,887	3,047,744

Unit value, end of period $	14.49	11.75	10.15	10.06	8.98
Assets, end of period $	55,060,596	38,508,628	31,797,924	31,376,662	27,353,571
Investment income ratio*	1.21%	1.64%	1.54%	1.68%	2.79%
Total return, lowest to highest**	23.30%	8.80% to 15.77%	0.91%	12.07%	18.28% to 25.85%

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10 (ba)
Units, beginning of period	104,871	49,656	1,583	—
Units issued	231,983	215,898	52,736	1,585
Units redeemed	(89,644)	(160,683)	(4,663)	(2)

Units, end of period	247,210	104,871	49,656	1,583

Unit value, end of period $	14.40	11.19	9.17	10.10
Assets, end of period $	3,559,453	1,173,956	455,157	15,989
Investment income ratio*	1.27%	0.62%	2.11%	3.26%
Total return, lowest to highest**	28.63%	13.48% to 22.12%	(9.24%)	0.99%

(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (o)	Dec. 31/12	Dec. 31/11	Dec. 31/10 (ba)
Units, beginning of period	58,805	32,389	5,583	—
Units issued	45,007	39,982	30,892	5,639
Units redeemed	(103,812)	(13,566)	(4,086)	(56)

Units, end of period	—	58,805	32,389	5,583

Unit value, end of period $	10.64	9.64	8.19	10.16
Assets, end of period $	—	566,904	265,261	56,755
Investment income ratio*	0.78%	1.17%	1.54%	1.53%
Total return, lowest to highest**	10.37%	9.07% to 17.71%	(19.43%)	1.64%

(o) Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.
(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	2,640,583	2,821,412	2,866,892	2,743,233	3,191,497
Units issued	306,323	304,482	349,027	473,855	719,046
Units redeemed	(310,011)	(485,311)	(394,507)	(350,196)	(1,167,310)

Units, end of period	2,636,895	2,640,583	2,821,412	2,866,892	2,743,233

Unit value, end of period $	19.58 to 29.48	15.11 to 22.75	12.86 to 19.36	13.48 to 20.30	11.40
Assets, end of period $	58,238,051	45,369,109	41,804,622	45,296,462	37,488,254
Investment income ratio*	0.56%	0.40%	0.23%	0.35%	0.25%
Total return, lowest to highest**	29.61% to 29.61%	8.11% to 17.49%	(4.63%)	18.23% to 18.24%	25.08% to 42.05%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	3,950,516	3,279,734	3,392,135	3,559,566	1,256,460
Units issued	246,385	1,196,688	300,209	337,650	2,680,851
Units redeemed	(420,839)	(525,906)	(412,610)	(505,081)	(377,745)

Units, end of period	3,776,062	3,950,516	3,279,734	3,392,135	3,559,566

Unit value, end of period $	18.11 to 27.04	13.62 to 20.33	11.62 to 17.35	11.87 to 17.72	10.69
Assets, end of period $	83,049,842	66,176,491	48,915,455	52,511,665	50,592,525
Investment income ratio*	1.01%	1.49%	1.17%	1.13%	1.53%
Total return, lowest to highest**	33.01% to 33.02%	10.27% to 17.16%	(2.10%) to (2.09%)	11.05% to 11.06%	23.68% to 33.69%

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (p)	Dec. 31/12	Dec. 31/11	Dec. 31/10 (ba)
Units, beginning of period	199,413	50,527	740	—
Units issued	49,954	173,465	63,795	741
Units redeemed	(249,367)	(24,579)	(14,008)	(1)

Units, end of period	—	199,413	50,527	740

Unit value, end of period $	11.83	11.49	10.16	10.02
Assets, end of period $	—	2,292,033	513,447	7,414
Investment income ratio*	0.26%	12.88%	14.42%	27.25%
Total return, lowest to highest**	2.90%	6.30% to 13.11%	1.46%	0.15%

(p)	Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.
(ba)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	1,966,072	1,950,124	1,895,266	1,690,972	1,589,088
Units issued	269,939	364,073	301,418	478,796	425,526
Units redeemed	(278,795)	(348,125)	(246,560)	(274,502)	(323,642)

Units, end of period	1,957,216	1,966,072	1,950,124	1,895,266	1,690,972

Unit value, end of period $	18.85 to 33.19	15.55 to 27.39	13.24 to 23.31	15.45 to 27.21	14.46
Assets, end of period $	42,781,622	36,419,240	31,809,781	36,912,554	31,946,083
Investment income ratio*	0.98%	1.10%	1.39%	1.75%	1.19%
Total return, lowest to highest**	21.20% to 21.20%	13.22% to 17.50%	(14.34%)	6.88%	27.67% to 46.99%

	Sub-Account
	American New World Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (d)
Units, beginning of period	240,336	225,104	137,746	37,929	—
Units issued	176,265	74,510	150,947	164,720	186,355
Units redeemed	(29,958)	(59,278)	(63,589)	(64,903)	(148,426)

Units, end of period	386,643	240,336	225,104	137,746	37,929

Unit value, end of period $	17.49	15.77	13.44	15.69	13.36
Assets, end of period $	6,762,592	3,790,824	3,025,118	2,160,691	506,673
Investment income ratio*	1.14%	0.66%	1.51%	1.58%	0.55%
Total return, lowest to highest**	10.89%	12.53% to 17.37%	(14.33%)	17.43%	30.38% to 33.58%

(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	261,673	229,137	179,246	140,020	88,681
Units issued	80,867	84,049	90,351	58,516	90,411
Units redeemed	(40,738)	(51,513)	(40,460)	(19,290)	(39,072)

Units, end of period	301,802	261,673	229,137	179,246	140,020

Unit value, end of period $	112.07	79.24	66.93	65.97	56.75
Assets, end of period $	33,821,955	20,734,237	15,335,734	11,825,120	7,945,860
Investment income ratio*	0.33%	0.14%	0.02%	0.09%	0.19%
Total return, lowest to highest**	41.43%	5.30% to 18.39%	1.45%	16.25%	26.87% to 46.21%

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	890,597	1,038,535	1,105,401	1,263,707	1,413,536
Units issued	69,662	37,472	134,819	52,627	177,272
Units redeemed	(142,643)	(185,410)	(201,685)	(210,933)	(327,101)

Units, end of period	817,616	890,597	1,038,535	1,105,401	1,263,707

Unit value, end of period $	46.05	32.58	27.54	27.15	23.37
Assets, end of period $	37,644,748	29,014,045	28,596,326	30,005,516	29,533,414
Investment income ratio*	0.27%	0.09%	0.01%	0.08%	0.15%
Total return, lowest to highest**	41.33%	18.31%	1.44%	16.15%	42.90%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	511,316	434,989	—
Units issued	78,521	129,858	454,794
Units redeemed	(70,913)	(53,531)	(19,805)

Units, end of period	518,924	511,316	434,989

Unit value, end of period $	10.58	10.72	10.08
Assets, end of period $	5,488,759	5,480,393	4,385,424
Investment income ratio*	2.94%	3.04%	14.74%
Total return, lowest to highest**	(1.32%)	2.99% to 6.31%	0.82%

(e) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (e)
Units, beginning of period	91,895	91,448	—
Units issued	9,894	36,518	105,732
Units redeemed	(36,143)	(36,071)	(14,284)

Units, end of period	65,646	91,895	91,448

Unit value, end of period $	10.57	10.72	10.08
Assets, end of period $	693,852	984,749	921,571
Investment income ratio*	2.42%	2.79%	13.72%
Total return, lowest to highest**	(1.36%)	6.34%	0.78%

(e) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	200,114	175,503	126,685	78,693	36,365
Units issued	154,888	70,632	119,445	69,476	65,449
Units redeemed	(56,980)	(46,021)	(70,627)	(21,484)	(23,121)

Units, end of period	298,022	200,114	175,503	126,685	78,693

Unit value, end of period $	35.56	30.57	25.33	29.30	28.01
Assets, end of period $	10,596,563	6,116,796	4,445,200	3,712,040	2,204,255
Investment income ratio*	2.57%	2.22%	3.70%	4.05%	3.70%
Total return, lowest to highest**	16.32%	14.03% to 20.68%	(13.56%)	4.61%	19.34% to 25.28%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	743,282	704,890	628,655	450,788	176,778
Units issued	191,180	251,226	230,612	290,426	323,428
Units redeemed	(164,471)	(212,834)	(154,377)	(112,559)	(49,418)

Units, end of period	769,991	743,282	704,890	628,655	450,788

Unit value, end of period $	22.17	16.13	13.90	13.88	12.41
Assets, end of period $	17,076,038	11,987,742	9,797,789	8,728,028	5,593,907
Investment income ratio*	0.26%	0.21%	0.11%	0.21%	0.40%
Total return, lowest to highest**	37.50%	3.07% to 16.03%	0.11%	11.88%	28.49% to 44.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,459,620	1,725,906	1,846,901	1,438,012	1,460,124
Units issued	39,614	108,588	185,521	861,047	449,806
Units redeemed	(332,330)	(374,874)	(306,516)	(452,158)	(471,918)

Units, end of period	1,166,904	1,459,620	1,725,906	1,846,901	1,438,012

Unit value, end of period $	22.60	16.44	14.18	14.17	12.67
Assets, end of period $	26,365,239	24,000,525	24,469,173	26,164,810	18,217,168
Investment income ratio*	0.25%	0.15%	0.07%	0.14%	0.27%
Total return, lowest to highest**	37.41%	15.98%	0.07%	11.83%	42.28%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	823,375	522,903	213,041	110,102	52,433
Units issued	431,231	355,459	359,857	131,163	80,518
Units redeemed	(240,231)	(54,987)	(49,995)	(28,224)	(22,849)

Units, end of period	1,014,375	823,375	522,903	213,041	110,102

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $	15,829,466	10,506,029	5,813,606	2,297,647	1,042,522
Investment income ratio*	1.46%	1.86%	2.16%	2.09%	2.88%
Total return, lowest to highest**	22.29%	7.74% to 14.77%	3.09%	13.91%	19.68% to 30.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	39,971	45,108	43,268	13,246	2,846
Units issued	105,253	53,681	27,639	33,774	10,974
Units redeemed	(88,805)	(58,818)	(25,799)	(3,752)	(574)

Units, end of period	56,419	39,971	45,108	43,268	13,246

Unit value, end of period $	15.58	12.74	11.12	10.78	9.46
Assets, end of period $	879,050	509,177	501,430	466,373	125,321
Investment income ratio*	1.20%	1.51%	1.70%	1.91%	4.14%
Total return, lowest to highest**	22.31%	14.60%	3.13%	13.92%	30.21%

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09

Units, beginning of period	976,501	710,321	440,893	219,445	24,255
Units issued	277,936	340,848	316,036	244,174	214,506
Units redeemed	(1,254,437)	(74,668)	(46,608)	(22,726)	(19,316)

Units, end of period	—	976,501	710,321	440,893	219,445

Unit value, end of period $	12.75	10.63	9.36	9.58	8.66
Assets, end of period $	—	10,378,647	6,649,180	4,222,288	1,900,818
Investment income ratio*	3.64%	1.62%	1.68%	1.59%	2.82%
Total return, lowest to highest**	20.00%	7.77% to 13.53%	(2.26%)	10.57%	17.53% to 27.67%

(q) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	9,908	17,352	14,598	13,918	2,603
Units issued	2,958	6,377	3,654	1,746	13,580
Units redeemed	(12,866)	(13,821)	(900)	(1,066)	(2,265)

Units, end of period	—	9,908	17,352	14,598	13,918

Unit value, end of period $	12.72	10.61	9.34	9.56	8.65
Assets, end of period $	—	105,123	162,077	139,586	120,436
Investment income ratio*	3.59%	1.14%	1.40%	1.22%	2.99%
Total return, lowest to highest**	19.93%	13.59%	(2.32%)	10.50%	25.21%

(q) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	250,101	128,326	90,998	117,612	46,848
Units issued	141,979	176,749	71,283	46,008	121,385
Units redeemed	(132,068)	(54,974)	(33,955)	(72,622)	(50,621)

Units, end of period	260,012	250,101	128,326	90,998	117,612

Unit value, end of period $	15.34	15.67	14.71	13.58	12.67
Assets, end of period $	3,988,222	3,919,079	1,887,440	1,235,635	1,490,182
Investment income ratio*	2.81%	3.31%	4.64%	2.39%	2.98%
Total return, lowest to highest**	(2.12%)	3.76% to 6.54%	8.32%	7.17%	5.61% to 9.93%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	102,253	81,435	42,918	63,282	68,377
Units issued	11,717	48,699	57,545	46,878	174,832
Units redeemed	(45,198)	(27,881)	(19,028)	(67,242)	(179,927)

Units, end of period	68,772	102,253	81,435	42,918	63,282

Unit value, end of period $	19.11	19.53	18.35	16.94	15.82
Assets, end of period $	1,314,384	1,997,418	1,494,132	726,899	1,000,953
Investment income ratio*	1.95%	2.82%	4.35%	2.26%	2.36%
Total return, lowest to highest**	(2.15%)	6.46%	8.32%	7.08%	9.94%

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	3,305,944	2,112,756	1,038,991	267,144	41,806
Units issued	5,444,561	1,386,181	1,329,658	881,952	309,645
Units redeemed	(554,708)	(192,993)	(255,893)	(110,105)	(84,307)

Units, end of period	8,195,797	3,305,944	2,112,756	1,038,991	267,144

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $	113,767,010	38,470,198	21,837,429	10,719,577	2,448,586
Investment income ratio*	1.39%	3.51%	3.15%	3.82%	3.85%
Total return, lowest to highest**	19.29%	7.54% to 12.58%	0.19%	12.57%	18.49% to 25.03%

(au)	Renamed on May 4, 2009. Previously known as Index Allocation Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (au)
Units, beginning of period	18,161	12,020	5,072	8,259	712
Units issued	117,141	9,377	7,705	1,705	22,430
Units redeemed	(2,699)	(3,236)	(757)	(4,892)	(14,883)

Units, end of period	132,603	18,161	12,020	5,072	8,259

Unit value, end of period $	13.84	11.61	10.32	10.30	9.16
Assets, end of period $	1,834,658	210,844	124,008	52,207	75,637
Investment income ratio*	2.64%	3.34%	3.66%	1.64%	1.93%
Total return, lowest to highest**	19.16%	12.53%	0.20%	12.42%	21.87%

(au) Renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,711,668	1,484,261	1,111,216	688,862	244,015
Units issued	641,526	341,257	465,775	530,046	480,724
Units redeemed	(2,353,194)	(113,850)	(92,730)	(107,692)	(35,877)

Units, end of period	—	1,711,668	1,484,261	1,111,216	688,862

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $	—	19,708,821	15,152,146	11,579,775	6,327,448
Investment income ratio*	4.31%	2.59%	2.48%	2.08%	3.03%
Total return, lowest to highest**	14.89%	8.54% to 12.79%	(2.04%)	13.45%	20.12% to 29.89%

(q)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	24,668	18,454	20,237	9,007	739
Units issued	3,810	8,174	1,498	25,890	9,951
Units redeemed	(28,478)	(1,960)	(3,281)	(14,660)	(1,683)

Units, end of period	—	24,668	18,454	20,237	9,007

Unit value, end of period $	13.19	11.49	10.19	10.41	9.18
Assets, end of period $	—	283,342	188,016	210,581	82,646
Investment income ratio*	4.20%	2.38%	2.06%	2.68%	3.37%
Total return, lowest to highest**	14.88%	12.74%	(2.09%)	13.40%	27.22%

(q) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,275,136	777,928	645,484	206,889	88,052
Units issued	932,353	1,023,344	661,827	607,899	151,966
Units redeemed	(358,876)	(526,136)	(529,383)	(169,304)	(33,129)

Units, end of period	1,848,613	1,275,136	777,928	645,484	206,889

Unit value, end of period $	11.97	12.36	10.43	14.29	11.61
Assets, end of period $	22,122,172	15,760,516	8,114,354	9,226,107	2,402,101
Investment income ratio*	1.52%	1.25%	1.65%	1.79%	0.17%
Total return, lowest to highest**	(3.18%)	14.09% to 18.49%	(27.02%)	23.11%	1.56% to 101.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	520,696	490,753	533,917	505,634	386,629
Units issued	43,648	119,554	75,805	280,552	166,291
Units redeemed	(334,250)	(89,611)	(118,969)	(252,269)	(47,286)

Units, end of period	230,094	520,696	490,753	533,917	505,634

Unit value, end of period $	14.93	15.42	13.01	17.84	14.50
Assets, end of period $	3,434,567	8,030,584	6,385,428	9,523,826	7,331,272
Investment income ratio*	1.24%	1.07%	1.53%	1.44%	0.09%
Total return, lowest to highest**	(3.22%)	18.53%	(27.06%)	23.03%	101.12%

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	1,300,405	1,179,731	599,309	470,729	307,924
Units issued	351,090	304,550	719,081	196,081	249,024
Units redeemed	(213,419)	(183,876)	(138,659)	(67,501)	(86,219)

Units, end of period	1,438,076	1,300,405	1,179,731	599,309	470,729

Unit value, end of period $	42.63	32.78	27.90	28.12	24.40
Assets, end of period $	61,302,222	42,625,072	32,918,634	16,850,942	11,486,502
Investment income ratio*	2.08%	2.25%	2.28%	2.25%	2.39%
Total return, lowest to highest**	30.05%	10.80% to 17.47%	(0.76%)	15.23%	24.57% to 30.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	1,258,129	1,424,314	1,319,377	1,429,347	1,711,504
Units issued	52,805	67,502	295,242	97,214	239,511
Units redeemed	(231,781)	(233,687)	(190,305)	(207,184)	(521,668)

Units, end of period	1,079,153	1,258,129	1,424,314	1,319,377	1,429,347

Unit value, end of period $	42.71	32.84	27.98	28.21	24.50
Assets, end of period $	46,083,238	41,314,186	39,852,123	37,216,943	35,024,330
Investment income ratio*	1.85%	2.05%	1.86%	1.90%	2.08%
Total return, lowest to highest**	30.05%	17.36%	(0.81%)	15.12%	25.72%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	163,113	172,791	144,010	117,719	116,139
Units issued	70,725	36,069	61,746	60,283	51,387
Units redeemed	(53,083)	(45,747)	(32,965)	(33,992)	(49,807)

Units, end of period	180,755	163,113	172,791	144,010	117,719

Unit value, end of period $	26.20	20.02	16.96	18.72	16.68
Assets, end of period $	4,735,585	3,265,552	2,930,958	2,695,924	1,963,769
Investment income ratio*	0.69%	0.82%	1.86%	0.40%	0.84%
Total return, lowest to highest**	30.86%	8.06% to 18.03%	(9.39%)	12.22%	25.68% to 49.06%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	109,016	127,969	177,237	156,871	208,617
Units issued	77,616	4,925	13,836	99,560	32,516
Units redeemed	(84,731)	(23,878)	(63,104)	(79,194)	(84,262)

Units, end of period	101,901	109,016	127,969	177,237	156,871

Unit value, end of period $	21.77	16.65	14.10	15.59	13.89
Assets, end of period $	2,218,050	1,814,833	1,804,676	2,762,292	2,177,974
Investment income ratio*	0.48%	0.77%	1.49%	0.36%	0.72%
Total return, lowest to highest**	30.75%	18.05%	(9.51%)	12.26%	41.41%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	1,205,044	855,721	603,385	332,582	120,748
Units issued	887,567	436,882	340,142	352,869	278,194
Units redeemed	(106,903)	(87,559)	(87,806)	(82,066)	(66,360)

Units, end of period	1,985,708	1,205,044	855,721	603,385	332,582

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $	28,030,002	13,662,404	8,339,811	5,967,519	2,970,970
Investment income ratio*	3.61%	3.98%	3.61%	5.24%	6.02%
Total return, lowest to highest**	24.51%	12.32% to 16.33%	(1.45%)	10.71%	25.33% to 32.61%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	34,364	35,091	37,086	37,337	20,051
Units issued	3,186	446	4,242	7,491	24,025
Units redeemed	(9,675)	(1,173)	(6,237)	(7,742)	(6,739)

Units, end of period	27,875	34,364	35,091	37,086	37,337

Unit value, end of period $	14.09	11.32	9.74	9.88	8.92
Assets, end of period $	392,683	389,052	341,709	366,286	333,222
Investment income ratio*	2.33%	3.13%	3.02%	4.00%	4.56%
Total return, lowest to highest**	24.43%	16.26%	(1.41%)	10.66%	31.48%

	Sub-Account
	Frontier Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	114,070	110,137	67,643	40,570	17,753
Units issued	31,949	35,099	95,939	38,989	30,188
Units redeemed	(22,693)	(31,166)	(53,445)	(11,916)	(7,371)

Units, end of period	123,326	114,070	110,137	67,643	40,570

Unit value, end of period $	75.67	54.36	46.29	49.89	39.29
Assets, end of period $	9,332,311	6,200,875	5,098,291	3,374,937	1,593,765
Investment income ratio*	0.00%	0.33%	0.00%	0.20%	0.07%
Total return, lowest to highest**	39.20%	8.43% to 17.43%	(7.22%)	27.00%	29.61% to 50.68%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (m)	Dec. 31/10	Dec. 31/09
Units, beginning of period	565,017	580,415	609,508	532,399	443,600
Units issued	218,745	73,078	105,381	142,888	152,153
Units redeemed	(149,491)	(88,476)	(134,474)	(65,779)	(63,354)

Units, end of period	634,271	565,017	580,415	609,508	532,399

Unit value, end of period $	19.73	14.52	11.74	11.98	10.02
Assets, end of period $	12,509,883	8,202,277	6,813,735	7,303,047	5,336,237
Investment income ratio*	1.00%	0.82%	1.08%	1.31%	1.52%
Total return, lowest to highest**	35.87%	15.03% to 23.67%	(2.02%)	19.55%	26.61% to 31.86%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (m)	Dec. 31/10	Dec. 31/09
Units, beginning of period	32,437	38,620	40,105	34,577	32,870
Units issued	25,604	884	49,830	13,754	12,093
Units redeemed	(7,056)	(7,067)	(51,315)	(8,226)	(10,386)

Units, end of period	50,985	32,437	38,620	40,105	34,577

Unit value, end of period $	33.23	24.46	19.80	20.22	16.91
Assets, end of period $	1,694,456	793,386	764,761	811,038	584,890
Investment income ratio*	1.03%	0.76%	0.93%	1.26%	1.42%
Total return, lowest to highest**	35.88%	23.52%	(2.08%)	19.55%	28.27%

(m)	Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13 (q)	Dec. 31/12	Dec. 31/11 (v)	Dec. 31/10	Dec. 31/09 (d)
Units, beginning of period	276,226	223,186	135,765	31,378	—
Units issued	73,385	70,916	102,459	110,364	36,372
Units redeemed	(349,611)	(17,876)	(15,038)	(5,977)	(4,994)

Units, end of period	—	276,226	223,186	135,765	31,378

Unit value, end of period $	16.67	14.66	13.02	13.15	11.92
Assets, end of period $	—	4,050,037	2,905,041	1,785,981	374,032
Investment income ratio*	1.98%	1.96%	1.88%	2.76%	4.60%
Total return, lowest to highest**	13.66%	7.22% to 12.65%	(1.05%)	10.36%	18.47% to 19.20%

(q) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(v) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(d) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (u)	Dec. 31/10	Dec. 31/09
Units, beginning of period	133,922	33,523	25,427	20,267	11,689
Units issued	815,588	147,547	12,777	7,657	10,482
Units redeemed	(112,324)	(47,148)	(4,681)	(2,497)	(1,904)

Units, end of period	837,186	133,922	33,523	25,427	20,267

Unit value, end of period $	18.04	13.62	10.94	10.74	9.46
Assets, end of period $	15,103,313	1,823,857	366,755	272,999	191,702
Investment income ratio*	1.23%	1.64%	1.22%	2.23%	2.37%
Total return, lowest to highest**	32.46%	16.71% to 24.48%	1.90%	13.51%	22.60% to 28.80%

(u)	Renamed on June 27, 2011. Previously known as Optimized Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11 (u)	Dec. 31/10	Dec. 31/09
Units, beginning of period	47,777	15,546	20,605	47,329	19,282
Units issued	221,009	46,115	534	2,297	31,578
Units redeemed	(33,456)	(13,884)	(5,593)	(29,021)	(3,531)

Units, end of period	235,330	47,777	15,546	20,605	47,329

Unit value, end of period $	25.64	19.36	15.56	15.29	13.47
Assets, end of period $	6,033,818	925,137	241,940	315,178	637,435
Investment income ratio*	1.03%	1.95%	0.92%	1.63%	2.29%
Total return, lowest to highest**	32.41%	24.43%	1.75%	13.57%	24.47%

(u) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	771,608	768,110	683,706	657,031	521,433
Units issued	154,304	110,555	229,019	116,064	263,000
Units redeemed	(180,477)	(107,057)	(144,615)	(89,389)	(127,402)

Units, end of period	745,435	771,608	768,110	683,706	657,031

Unit value, end of period $	17.45	13.06	11.52	11.96	10.57
Assets, end of period $	13,008,217	10,077,037	8,845,886	8,179,935	6,944,210
Investment income ratio*	1.32%	1.02%	0.90%	1.24%	1.07%
Total return, lowest to highest**	33.62%	6.37% to 13.40%	(3.74%)	13.20%	24.46% to 38.50%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,539,886	1,792,601	1,980,954	2,292,817	2,614,431
Units issued	26,175	32,168	41,748	51,837	147,278
Units redeemed	(156,446)	(284,883)	(230,101)	(363,700)	(468,892)

Units, end of period	1,409,615	1,539,886	1,792,601	1,980,954	2,292,817

Unit value, end of period $	24.37	18.25	16.10	16.73	14.79
Assets, end of period $	34,356,534	28,109,770	28,861,080	33,146,677	33,921,686
Investment income ratio*	1.29%	0.89%	0.80%	1.10%	0.93%
Total return, lowest to highest**	33.52%	13.38%	(3.78%)	13.10%	31.78%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	705,874	685,131	526,082	375,186	246,235
Units issued	263,510	223,811	317,260	221,715	208,461
Units redeemed	(216,187)	(203,068)	(158,211)	(70,819)	(79,510)

Units, end of period	753,197	705,874	685,131	526,082	375,186

Unit value, end of period $	30.08	31.84	29.72	27.24	24.68
Assets, end of period $	22,655,553	22,476,220	20,360,771	14,332,298	9,258,209
Investment income ratio*	0.50%	6.92%	7.13%	4.05%	12.11%
Total return, lowest to highest**	(5.54%)	4.53% to 7.15%	9.08%	10.40%	13.91% to 15.41%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	239,738	252,586	285,417	322,510	353,326
Units issued	24,093	28,789	40,000	50,441	47,286
Units redeemed	(43,873)	(41,637)	(72,831)	(87,534)	(78,102)

Units, end of period	219,958	239,738	252,586	285,417	322,510

Unit value, end of period $	30.02	31.74	29.65	27.18	24.64
Assets, end of period $	6,602,459	7,608,269	7,489,622	7,758,500	7,947,891
Investment income ratio*	0.46%	6.89%	6.22%	3.42%	12.46%
Total return, lowest to highest**	(5.42%)	7.03%	9.08%	10.30%	15.39%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (q)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (w)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (d)
Units, beginning of period	750,184	548,367	344,764	52,936	—
Units issued	203,670	245,665	337,391	360,304	239,096
Units redeemed	(953,854)	(43,848)	(133,788)	(68,476)	(186,160)

Units, end of period	—	750,184	548,367	344,764	52,936

Unit value, end of period $	17.42	15.36	13.26	14.18	12.59
Assets, end of period $	—	11,520,829	7,269,816	4,887,651	666,617
Investment income ratio*	1.91%	2.11%	2.15%	3.34%	0.90%
Total return, lowest to highest**	13.46%	9.32% to 15.84%	(6.49%)	12.57%	23.51% to 25.94%

(q)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(w)	Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.
(d)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	301,023	301,859	262,855	232,154	169,750
Units issued	44,692	47,586	85,969	58,151	140,435
Units redeemed	(55,940)	(48,422)	(46,965)	(27,450)	(78,031)

Units, end of period	289,775	301,023	301,859	262,855	232,154

Unit value, end of period $	17.70	13.51	11.09	11.79	10.94
Assets, end of period $	5,130,127	4,067,091	3,347,937	3,099,757	2,539,033
Investment income ratio*	1.59%	2.30%	2.18%	1.80%	1.86%
Total return, lowest to highest**	31.04%	18.78% to 21.82%	(5.96%)	7.82%	25.95% to 34.80%

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	238,221	349,537	371,750	428,601	509,405
Units issued	6,596	8,057	15,286	18,009	26,736
Units redeemed	(26,892)	(119,373)	(37,499)	(74,860)	(107,540)

Units, end of period	217,925	238,221	349,537	371,750	428,601

Unit value, end of period $	32.76	24.99	20.53	21.84	20.27
Assets, end of period $	7,141,451	5,955,195	7,176,763	8,119,788	8,687,246
Investment income ratio*	1.52%	2.13%	2.03%	1.51%	1.64%
Total return, lowest to highest**	31.09%	21.74%	(6.00%)	7.76%	31.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	352,782	310,642	253,599	207,051	188,453
Units issued	240,823	163,175	141,140	113,103	124,348
Units redeemed	(110,070)	(121,035)	(84,097)	(66,555)	(105,750)

Units, end of period	483,535	352,782	310,642	253,599	207,051

Unit value, end of period $	40.81	26.99	20.45	18.48	15.96
Assets, end of period $	19,734,057	9,519,855	6,353,770	4,687,298	3,304,423
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	51.24%	12.19% to 31.93%	10.66%	15.81%	29.89% to 34.30%

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	219,929	209,351	192,844	297,616	334,940
Units issued	40,008	86,611	140,060	41,742	287,026
Units redeemed	(46,950)	(76,033)	(123,553)	(146,514)	(324,350)

Units, end of period	212,987	219,929	209,351	192,844	297,616

Unit value, end of period $	52.38	34.67	26.28	23.76	20.54
Assets, end of period $	11,155,646	7,624,905	5,500,622	4,582,678	6,112,890
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	51.07%	31.95%	10.57%	15.70%	31.81%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	993,439	752,194	594,950	377,891	174,952
Units issued	526,658	472,975	448,320	598,494	424,203
Units redeemed	(411,166)	(231,730)	(291,076)	(381,435)	(221,264)

Units, end of period	1,108,931	993,439	752,194	594,950	377,891

Unit value, end of period $	21.14	19.45	16.33	16.15	14.20
Assets, end of period $	23,434,225	19,317,690	12,285,110	9,607,893	5,365,173
Investment income ratio*	6.84%	8.73%	9.04%	55.57%	15.77%
Total return, lowest to highest**	8.68%	9.73% to 19.07%	1.14%	13.75%	31.02% to 54.51%

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	492,500	504,287	589,487	527,616	637,343
Units issued	42,386	77,926	73,417	260,290	79,853
Units redeemed	(64,158)	(89,713)	(158,617)	(198,419)	(189,580)

Units, end of period	470,728	492,500	504,287	589,487	527,616

Unit value, end of period $	31.97	29.46	24.76	24.54	21.57
Assets, end of period $	15,051,943	14,511,021	12,486,511	14,466,302	11,379,527
Investment income ratio*	6.56%	8.05%	8.29%	46.27%	11.48%
Total return, lowest to highest**	8.52%	18.99%	0.89%	13.78%	54.51%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	413,374	447,630	412,641	355,255	290,137
Units issued	244,896	116,065	106,361	115,012	121,727
Units redeemed	(120,746)	(150,321)	(71,372)	(57,626)	(56,609)

Units, end of period	537,524	413,374	447,630	412,641	355,255

Unit value, end of period $	17.23	13.77	11.96	13.22	12.05
Assets, end of period $	9,260,360	5,691,328	5,351,892	5,454,795	4,282,316
Investment income ratio*	3.16%	3.14%	2.57%	2.16%	2.48%
Total return, lowest to highest**	25.13%	15.16% to 16.10%	(9.55%)	9.67%	18.62% to 22.55%

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	739,290	836,656	949,361	1,030,714	1,179,956
Units issued	33,134	28,680	27,244	34,465	44,296
Units redeemed	(145,853)	(126,046)	(139,949)	(115,818)	(193,538)

Units, end of period	626,571	739,290	836,656	949,361	1,030,714

Unit value, end of period $	23.39	18.71	16.27	17.99	16.42
Assets, end of period $	14,658,633	13,837,114	13,610,722	17,079,150	16,921,930
Investment income ratio*	2.78%	2.85%	2.29%	1.89%	2.41%
Total return, lowest to highest**	25.00%	15.05%	(9.58%)	9.58%	18.64%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	635,629	437,840	355,711	277,336	185,564
Units issued	277,631	278,031	134,781	127,757	150,828
Units redeemed	(163,490)	(80,242)	(52,652)	(49,382)	(59,056)

Units, end of period	749,770	635,629	437,840	355,711	277,336

Unit value, end of period $	47.59	41.55	35.28	41.02	36.81
Assets, end of period $	35,682,703	26,411,155	15,448,863	14,592,460	10,209,621
Investment income ratio*	2.68%	1.60%	3.78%	2.87%	4.64%
Total return, lowest to highest**	14.54%	15.48% to 17.76%	(13.99%)	11.43%	27.56% to 43.56%

	Sub-Account
	International Equity Index Trust B Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (x)
Units, beginning of period	1,303,538	—
Units issued	54,399	1,360,034
Units redeemed	(199,678)	(56,496)

Units, end of period	1,158,259	1,303,538

Unit value, end of period $	12.14	10.60
Assets, end of period $	14,066,189	13,819,585
Investment income ratio*	2.39%	7.00%
Total return, lowest to highest**	14.56%	6.02%

(x)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Growth Stock Trust Series 0
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (j)
Units, beginning of period	581,593	—
Units issued	108,863	598,735
Units redeemed	(96,281)	(17,142)

Units, end of period	594,175	581,593

Unit value, end of period $	12.41	10.41
Assets, end of period $	7,373,395	6,055,329
Investment income ratio*	1.26%	4.25%
Total return, lowest to highest**	19.18%	4.12%

(j) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Growth Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (j)
Units, beginning of period	201,168	—
Units issued	11,310	236,729
Units redeemed	(22,682)	(35,561)

Units, end of period	189,796	201,168

Unit value, end of period $	12.40	10.41
Assets, end of period $	2,352,740	2,093,656
Investment income ratio*	1.23%	4.09%
Total return, lowest to highest**	19.10%	4.08%

(j) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09 (ag)
Units, beginning of period	598,860	555,687	443,784	450,469	—
Units issued	226,522	171,205	254,383	169,761	464,129
Units redeemed	(115,922)	(128,032)	(142,480)	(176,446)	(13,660)

Units, end of period	709,460	598,860	555,687	443,784	450,469

Unit value, end of period $	15.23	12.06	10.12	12.07	9.84
Assets, end of period $	10,806,976	7,223,072	5,621,015	5,355,455	4,433,086
Investment income ratio*	2.05%	1.42%	1.78%	2.89%	0.79%
Total return, lowest to highest**	26.30%	12.82% to 19.23%	(16.18%)	22.62%	(1.59%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	528,731	581,782	659,909	942,338	—
Units issued	134,498	78,047	35,698	41,452	962,899
Units redeemed	(137,280)	(131,098)	(113,825)	(323,881)	(20,561)

Units, end of period	525,949	528,731	581,782	659,909	942,338

Unit value, end of period $	15.22	12.04	10.10	12.06	9.83
Assets, end of period $	8,001,947	6,367,247	5,878,255	7,959,249	9,263,025
Investment income ratio*	2.07%	1.43%	1.60%	2.55%	0.79%
Total return, lowest to highest**	26.34%	19.20%	(16.23%)	22.70%	(1.70%)

(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	1,042,069	960,965	854,373	519,945	442,372
Units issued	258,905	210,398	222,195	413,923	197,188
Units redeemed	(156,544)	(129,294)	(115,603)	(79,495)	(119,615)

Units, end of period	1,144,430	1,042,069	960,965	854,373	519,945

Unit value, end of period $	17.64	13.98	11.71	13.43	12.43
Assets, end of period $	20,189,916	14,565,955	11,253,977	11,473,265	6,464,991
Investment income ratio*	1.96%	2.90%	2.69%	2.45%	2.52%
Total return, lowest to highest**	26.21%	19.36% to 19.59%	(12.80%)	8.00%	26.96% to 39.98%

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	682,184	798,598	916,182	1,045,893	1,356,901
Units issued	76,040	22,765	35,244	67,207	48,846
Units redeemed	(110,668)	(139,179)	(152,828)	(196,918)	(359,854)

Units, end of period	647,556	682,184	798,598	916,182	1,045,893

Unit value, end of period $	27.37	21.70	18.18	20.86	19.32
Assets, end of period $	17,721,121	14,799,133	14,512,583	19,105,464	20,198,265
Investment income ratio*	1.71%	2.68%	2.36%	1.95%	2.07%
Total return, lowest to highest**	26.15%	19.38%	(12.85%)	7.98%	35.77%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	456,808	438,083	384,286	315,676	184,975
Units issued	106,470	195,414	124,820	186,751	218,176
Units redeemed	(96,072)	(176,689)	(71,023)	(118,141)	(87,475)

Units, end of period	467,206	456,808	438,083	384,286	315,676

Unit value, end of period $	15.14	15.43	14.33	13.26	12.33
Assets, end of period $	7,073,740	7,048,747	6,278,621	5,097,118	3,893,677
Investment income ratio*	3.98%	2.26%	4.60%	5.66%	5.48%
Total return, lowest to highest**	(1.88%)	4.09% to 7.66%	8.06%	7.54%	9.70% to 12.43%

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	449,162	507,257	573,441	667,800	730,818
Units issued	13,530	66,811	21,292	81,173	36,042
Units redeemed	(66,537)	(124,906)	(87,476)	(175,532)	(99,060)

Units, end of period	396,155	449,162	507,257	573,441	667,800

Unit value, end of period $	32.11	32.74	30.43	28.16	26.20
Assets, end of period $	12,718,244	14,702,335	15,433,505	16,144,443	17,497,145
Investment income ratio*	3.68%	1.93%	4.04%	5.00%	4.92%
Total return, lowest to highest**	(1.92%)	7.59%	8.07%	7.45%	12.45%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (av)
Units, beginning of period	204,363	150,868	90,544	60,107	35,483
Units issued	69,910	89,381	101,116	49,616	45,583
Units redeemed	(38,817)	(35,886)	(40,792)	(19,179)	(20,959)

Units, end of period	235,456	204,363	150,868	90,544	60,107

Unit value, end of period $	45.56	33.46	28.04	28.27	22.97
Assets, end of period $	10,726,526	6,838,084	4,230,941	2,559,723	1,380,753
Investment income ratio*	0.59%	0.05%	0.00%	0.36%	0.65%
Total return, lowest to highest**	36.15%	7.49% to 19.31%	(0.80%)	23.06%	24.69% to 41.05%

(av) Renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

	Sub-Account
	Large Cap Value
	Year Ended Dec. 31/13 (ad)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	298,954	275,828	222,826	152,539	68,226
Units issued	117,063	89,414	101,116	106,229	127,872
Units redeemed	(61,989)	(66,288)	(48,114)	(35,942)	(43,559)

Units, end of period	354,028	298,954	275,828	222,826	152,539

Unit value, end of period $	21.75	16.20	13.81	14.41	13.18
Assets, end of period $	7,698,217	4,843,243	3,809,898	3,209,747	2,010,780
Investment income ratio*	2.84%	0.81%	0.38%	0.70%	0.76%
Total return, lowest to highest**	34.22%	10.97% to 17.29%	(4.11%)	9.27%	19.01% to 27.24%

(ad) Renamed on April 29, 2013. Previously known as Business Opportunity Value.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	8,832,501	7,781,980	5,488,258	4,770,594	3,513,566
Units issued	1,166,916	1,833,985	2,874,073	1,404,755	1,940,204
Units redeemed	(914,056)	(783,464)	(580,351)	(687,091)	(683,176)

Units, end of period	9,085,361	8,832,501	7,781,980	5,488,258	4,770,594

Unit value, end of period $	18.39	14.51	12.43	13.29	11.41
Assets, end of period $	167,092,874	128,138,277	96,769,034	72,955,593	54,435,579
Investment income ratio*	2.60%	1.58%	2.13%	2.16%	1.30%
Total return, lowest to highest**	26.77%	9.51% to 16.67%	(6.46%)	16.50%	26.59% to 40.08%

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	614,526	744,962	817,388	938,838	1,095,292
Units issued	191,780	27,462	53,093	36,362	137,449
Units redeemed	(51,991)	(157,898)	(125,519)	(157,812)	(293,903)

Units, end of period	754,315	614,526	744,962	817,388	938,838

Unit value, end of period $	30.72	24.25	20.79	22.24	19.10
Assets, end of period $	23,176,450	14,900,506	15,489,973	18,178,383	17,930,628
Investment income ratio*	2.98%	1.34%	1.67%	1.90%	0.97%
Total return, lowest to highest**	26.72%	16.61%	(6.51%)	16.45%	35.62%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	18,390,415	15,494,848	13,169,663	10,444,013	7,388,432
Units issued	3,794,132	3,979,331	3,565,463	4,042,323	4,136,998
Units redeemed	(1,352,350)	(1,083,764)	(1,240,278)	(1,316,673)	(1,081,417)

Units, end of period	20,832,197	18,390,415	15,494,848	13,169,663	10,444,013

Unit value, end of period $	16.85	14.93	13.34	13.25	11.85
Assets, end of period $	351,050,239	274,505,393	206,692,073	174,502,129	123,807,369
Investment income ratio*	3.11%	2.56%	3.73%	3.20%	5.22%
Total return, lowest to highest**	12.89%	6.76% to 11.90%	0.67%	11.78%	21.41% to 31.35%

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,024,124	2,367,878	2,569,644	2,706,170	2,926,535
Units issued	220,271	104,726	124,353	287,179	311,933
Units redeemed	(291,991)	(448,480)	(326,119)	(423,705)	(532,298)

Units, end of period	1,952,404	2,024,124	2,367,878	2,569,644	2,706,170

Unit value, end of period $	33.89	30.05	26.86	26.70	23.89
Assets, end of period $	66,175,486	60,830,441	63,612,529	68,605,402	64,656,349
Investment income ratio*	2.81%	2.18%	3.26%	2.77%	4.39%
Total return, lowest to highest**	12.78%	11.87%	0.62%	11.74%	30.75%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,865,141	1,582,440	1,410,659	1,106,731	590,238
Units issued	525,775	592,251	518,944	667,719	691,005
Units redeemed	(533,447)	(309,550)	(347,163)	(363,791)	(174,512)

Units, end of period	1,857,469	1,865,141	1,582,440	1,410,659	1,106,731

Unit value, end of period $	15.62	15.02	13.84	13.27	12.15
Assets, end of period $	29,022,957	28,021,387	21,900,746	18,723,583	13,445,432
Investment income ratio*	3.47%	3.26%	4.66%	3.07%	7.08%
Total return, lowest to highest**	3.99%	4.72% to 8.55%	4.27%	9.25%	15.08% to 21.63%

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	223,497	213,717	255,747	242,898	353,487
Units issued	42,933	121,076	55,467	102,956	90,967
Units redeemed	(116,147)	(111,296)	(97,497)	(90,107)	(201,556)

Units, end of period	150,283	223,497	213,717	255,747	242,898

Unit value, end of period $	33.39	32.15	29.63	28.42	26.05
Assets, end of period $	5,019,278	7,185,696	6,332,060	7,269,913	6,327,445
Investment income ratio*	2.92%	3.03%	4.47%	2.80%	4.64%
Total return, lowest to highest**	3.87%	8.52%	4.23%	9.12%	21.71%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	26,400,551	23,850,938	21,196,960	18,176,732	14,810,060
Units issued	4,134,596	4,247,388	4,530,186	4,731,019	4,774,354
Units redeemed	(1,592,883)	(1,697,775)	(1,876,208)	(1,710,791)	(1,407,682)

Units, end of period	28,942,264	26,400,551	23,850,938	21,196,960	18,176,732

Unit value, end of period $	17.62	14.76	12.96	13.16	11.64
Assets, end of period $	509,911,849	389,618,791	309,010,166	278,953,124	211,587,068
Investment income ratio*	2.72%	2.03%	2.98%	2.72%	3.81%
Total return, lowest to highest**	19.38%	7.98% to 13.91%	(1.55%)	13.04%	23.39% to 35.36%

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,224,990	3,507,026	3,839,288	4,101,646	4,339,925
Units issued	144,138	82,157	346,932	368,891	301,296
Units redeemed	(431,822)	(364,193)	(679,194)	(631,249)	(539,575)

Units, end of period	2,937,306	3,224,990	3,507,026	3,839,288	4,101,646

Unit value, end of period $	32.90	27.57	24.21	24.60	21.77
Assets, end of period $	96,618,848	88,889,365	84,890,569	94,446,831	89,280,928
Investment income ratio*	2.43%	1.82%	2.70%	2.37%	3.36%
Total return, lowest to highest**	19.34%	13.87%	(1.60%)	13.02%	33.30%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Lifestyle Moderate Trust PS Series 0
Year Ended Dec. 31/13 (ac)
Units, beginning of period	—
Units issued	2,757
Units redeemed	—

Units, end of period	2,757

Unit value, end of period $	10.08
Assets, end of period $	27,805
Investment income ratio*	0.00%
Total return, lowest to highest**	0.84%

(ac) Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,740,631	3,199,177	2,706,077	2,057,082	1,272,272
Units issued	848,459	939,636	860,582	1,042,419	996,802
Units redeemed	(297,735)	(398,182)	(367,482)	(393,424)	(211,992)

Units, end of period	4,291,355	3,740,631	3,199,177	2,706,077	2,057,082

Unit value, end of period $	16.45	14.92	13.48	13.17	11.90
Assets, end of period $	70,619,098	55,826,164	43,126,054	35,632,464	24,470,508
Investment income ratio*	3.23%	2.75%	4.06%	2.99%	5.89%
Total return, lowest to highest**	10.26%	5.97% to 10.70%	2.38%	10.69%	19.31% to 27.32%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	539,174	504,920	558,148	596,342	503,996
Units issued	118,042	108,479	69,611	63,551	199,046
Units redeemed	(146,149)	(74,225)	(122,839)	(101,745)	(106,700)

Units, end of period	511,067	539,174	504,920	558,148	596,342

Unit value, end of period $	34.21	31.04	28.05	27.41	24.80
Assets, end of period $	17,486,760	16,737,908	14,163,927	15,300,796	14,787,406
Investment income ratio*	2.97%	2.53%	3.39%	2.69%	5.03%
Total return, lowest to highest**	10.22%	10.67%	2.33%	10.55%	27.25%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	783,943	674,032	619,096	469,613	336,018
Units issued	278,116	209,125	193,042	272,620	187,893
Units redeemed	(106,774)	(99,214)	(138,106)	(123,137)	(54,298)

Units, end of period	955,285	783,943	674,032	619,096	469,613

Unit value, end of period $	25.23	18.95	16.13	16.48	13.07
Assets, end of period $	24,097,503	14,858,858	10,868,853	10,201,755	6,138,614
Investment income ratio*	1.23%	1.61%	0.76%	1.23%	1.25%
Total return, lowest to highest**	33.09%	8.00% to 17.54%	(2.14%)	26.06%	29.11% to 42.62%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	412,043	462,594	534,713	524,106	596,880
Units issued	33,789	24,948	87,910	205,040	54,640
Units redeemed	(47,278)	(75,499)	(160,029)	(194,433)	(127,414)

Units, end of period	398,554	412,043	462,594	534,713	524,106

Unit value, end of period $	38.49	28.93	24.63	25.19	20.00
Assets, end of period $	15,338,747	11,920,852	11,391,851	13,471,198	10,480,930
Investment income ratio*	1.07%	1.42%	0.65%	1.10%	1.04%
Total return, lowest to highest**	33.03%	17.48%	(2.25%)	25.98%	36.76%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	259,777	243,858	204,617	176,129	155,683
Units issued	73,477	71,144	84,936	59,109	97,837
Units redeemed	(54,747)	(55,225)	(45,695)	(30,621)	(77,391)

Units, end of period	278,507	259,777	243,858	204,617	176,129

Unit value, end of period $	68.19	49.83	40.73	44.84	36.43
Assets, end of period $	18,991,452	12,945,356	9,932,788	9,174,985	6,417,141
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	36.84%	8.31% to 22.34%	(9.16%)	23.07%	29.99% to 34.85%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	725,368	830,931	964,493	1,080,719	1,414,125
Units issued	26,377	31,554	24,244	66,300	42,716
Units redeemed	(84,457)	(137,117)	(157,806)	(182,526)	(376,122)

Units, end of period	667,288	725,368	830,931	964,493	1,080,719

Unit value, end of period $	31.35	22.92	18.75	20.65	16.78
Assets, end of period $	20,921,233	16,622,221	15,580,422	19,917,386	18,132,142
Investment income ratio*	0.04%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	36.82%	22.21%	(9.20%)	23.08%	31.35%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	445,842	424,402	385,329	330,037	103,100
Units issued	84,608	141,815	82,828	101,003	294,324
Units redeemed	(75,937)	(120,375)	(43,755)	(45,711)	(67,387)

Units, end of period	454,513	445,842	424,402	385,329	330,037

Unit value, end of period $	36.05	27.42	22.94	24.10	20.74
Assets, end of period $	16,386,513	12,226,168	9,735,460	9,285,003	6,846,115
Investment income ratio*	1.09%	0.91%	0.81%	2.33%	0.76%
Total return, lowest to highest**	31.47%	12.75% to 19.54%	(4.80%)	16.16%	32.28% to 49.15%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	650,440	711,966	733,286	842,390	—
Units issued	26,397	59,657	74,008	94,346	997,494
Units redeemed	(123,562)	(121,183)	(95,328)	(203,450)	(155,104)

Units, end of period	553,275	650,440	711,966	733,286	842,390

Unit value, end of period $	23.49	17.88	14.96	15.73	13.54
Assets, end of period $	12,997,574	11,629,276	10,649,213	11,536,235	11,409,177
Investment income ratio*	1.04%	0.84%	0.72%	2.04%	0.44%
Total return, lowest to highest**	31.39%	19.53%	(4.93%)	16.15%	35.44%

(a) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	6,222,942	6,762,554	4,901,659	5,810,901	4,387,763
Units issued	8,887,983	10,368,439	11,710,045	7,331,480	8,613,327
Units redeemed	(9,304,846)	(10,908,051)	(9,849,150)	(8,240,722)	(7,190,189)

Units, end of period	5,806,079	6,222,942	6,762,554	4,901,659	5,810,901

Unit value, end of period $	17.37	17.37	17.36	17.35	17.34
Assets, end of period $	100,875,891	108,102,058	117,420,170	85,041,010	100,766,835
Investment income ratio*	0.01%	0.04%	0.00%	0.05%	0.45%
Total return, lowest to highest**	0.01%	0.03%	0.08%	0.03%	0.20% to 0.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,835,983	2,304,995	2,550,108	3,295,893	3,775,913
Units issued	1,462,726	516,446	1,158,251	1,283,183	1,217,363
Units redeemed	(1,586,338)	(985,458)	(1,403,364)	(2,028,968)	(1,697,383)

Units, end of period	1,712,371	1,835,983	2,304,995	2,550,108	3,295,893

Unit value, end of period $	24.66	24.66	24.66	24.64	24.64
Assets, end of period $	42,209,651	45,255,272	56,817,674	62,816,401	81,193,542
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.21%
Total return, lowest to highest**	0.01%	0.01%	0.07%	0.00%	0.20%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,245,696	1,148,145	914,247	693,218	450,456
Units issued	332,281	319,280	565,193	404,145	423,684
Units redeemed	(192,267)	(221,729)	(331,295)	(183,116)	(180,922)

Units, end of period	1,385,710	1,245,696	1,148,145	914,247	693,218

Unit value, end of period $	17.49	16.97	16.87	21.16	18.36
Assets, end of period $	24,232,814	21,135,245	19,367,591	19,343,408	12,726,294
Investment income ratio*	0.66%	0.88%	0.57%	0.80%	1.20%
Total return, lowest to highest**	3.07%	0.58% to 7.03%	(20.27%)	15.25%	28.14% to 59.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	190,368	205,283	229,822	252,034	278,358
Units issued	14,476	37,937	53,932	62,695	115,272
Units redeemed	(42,398)	(52,852)	(78,471)	(84,907)	(141,596)

Units, end of period	162,446	190,368	205,283	229,822	252,034

Unit value, end of period $	41.37	40.18	39.97	50.15	43.52
Assets, end of period $	6,720,854	7,648,895	8,205,426	11,524,890	10,969,899
Investment income ratio*	0.56%	0.77%	0.46%	0.64%	1.02%
Total return, lowest to highest**	2.97%	0.52%	(20.29%)	15.21%	59.19%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	193,019	173,245	158,810	109,220	74,792
Units issued	95,435	115,216	103,045	74,770	52,358
Units redeemed	(52,399)	(95,442)	(88,610)	(25,180)	(17,930)

Units, end of period	236,055	193,019	173,245	158,810	109,220

Unit value, end of period $	105.43	105.48	89.90	82.05	63.50
Assets, end of period $	24,887,357	20,360,448	15,575,141	13,029,715	6,935,886
Investment income ratio*	2.07%	1.92%	1.58%	2.19%	3.94%
Total return, lowest to highest**	(0.05%)	4.78% to 17.33%	9.58%	29.20%	30.26% to 54.31%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	216,666	247,762	268,262	306,059	352,386
Units issued	7,679	4,856	13,420	17,567	15,848
Units redeemed	(26,279)	(35,952)	(33,920)	(55,364)	(62,175)

Units, end of period	198,066	216,666	247,762	268,262	306,059

Unit value, end of period $	126.09	126.22	107.64	98.33	76.11
Assets, end of period $	24,973,034	27,346,103	26,668,398	26,378,553	23,294,468
Investment income ratio*	1.84%	1.69%	1.46%	1.85%	3.44%
Total return, lowest to highest**	(0.10%)	17.26%	9.46%	29.20%	30.17%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	939,480	656,821	481,665	344,224	253,630
Units issued	242,562	644,054	752,607	327,163	243,275
Units redeemed	(250,505)	(361,395)	(577,451)	(189,722)	(152,681)

Units, end of period	931,537	939,480	656,821	481,665	344,224

Unit value, end of period $	14.24	15.69	14.41	12.85	11.81
Assets, end of period $	13,266,560	14,742,932	9,468,581	6,191,370	4,066,454
Investment income ratio*	2.66%	1.91%	4.31%	13.19%	8.94%
Total return, lowest to highest**	(9.25%)	4.13% to 8.86%	12.14%	8.82%	10.55% to 19.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	209,343	235,438	238,989	234,387	247,930
Units issued	39,328	36,101	88,980	60,930	57,314
Units redeemed	(63,248)	(62,196)	(92,531)	(56,328)	(70,857)

Units, end of period	185,423	209,343	235,438	238,989	234,387

Unit value, end of period $	20.69	22.80	20.95	18.70	17.18
Assets, end of period $	3,835,111	4,772,768	4,931,108	4,468,220	4,026,751
Investment income ratio*	2.43%	1.73%	3.93%	11.75%	8.93%
Total return, lowest to highest**	(9.28%)	8.86%	12.02%	8.83%	19.47%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	356,136	326,275	295,284	225,851	140,196
Units issued	198,069	280,284	183,129	162,298	243,495
Units redeemed	(167,085)	(250,423)	(152,138)	(92,865)	(157,840)

Units, end of period	387,120	356,136	326,275	295,284	225,851

Unit value, end of period $	23.78	16.57	14.99	16.24	13.02
Assets, end of period $	9,206,203	5,899,586	4,889,707	4,795,416	2,941,591
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	43.55%	1.76% to 10.54%	(7.72%)	24.69%	35.42% to 64.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	623,530	697,563	876,304	977,502	937,299
Units issued	69,372	88,371	59,104	263,233	384,297
Units redeemed	(117,077)	(162,404)	(237,845)	(364,431)	(344,094)

Units, end of period	575,825	623,530	697,563	876,304	977,502

Unit value, end of period $	30.02	20.92	18.94	20.53	16.48
Assets, end of period $	17,288,823	13,043,463	13,211,665	17,990,824	16,104,706
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	43.53%	10.45%	(7.75%)	24.61%	64.48%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	1,487,851	868,280	687,145	—
Units issued	427,233	880,347	377,786	956,340
Units redeemed	(775,390)	(260,776)	(196,651)	(269,195)

Units, end of period	1,139,694	1,487,851	868,280	687,145

Unit value, end of period $	10.52	10.60	10.48	10.19
Assets, end of period $	11,994,231	15,774,711	9,098,268	7,002,646
Investment income ratio*	2.11%	1.71%	2.76%	1.64%
Total return, lowest to highest**	(0.74%)	0.55% to 1.18%	2.83%	1.91%

(bb)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bb)
Units, beginning of period	864,798	907,577	993,879	—
Units issued	76,889	198,933	143,758	1,118,158
Units redeemed	(166,254)	(241,712)	(230,060)	(124,279)

Units, end of period	775,433	864,798	907,577	993,879

Unit value, end of period $	10.50	10.59	10.47	10.19
Assets, end of period $	8,144,190	9,162,037	9,500,432	10,123,515
Investment income ratio*	1.94%	1.59%	2.33%	1.47%
Total return, lowest to highest**	(0.86%)	1.21%	2.77%	1.86%

(bb) Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	419,780	434,392	405,061	339,777	240,289
Units issued	125,012	74,434	141,146	113,561	189,053
Units redeemed	(64,040)	(89,046)	(111,815)	(48,277)	(89,565)

Units, end of period	480,752	419,780	434,392	405,061	339,777

Unit value, end of period $	30.46	21.12	18.13	19.45	15.92
Assets, end of period $	14,644,710	8,866,957	7,874,663	7,878,235	5,410,553
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	44.22%	4.70% to 16.53%	(6.80%)	22.14%	33.17% to 40.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	101,741	124,704	102,863	95,838	83,112
Units issued	66,145	20,075	100,992	125,759	36,274
Units redeemed	(67,015)	(43,038)	(79,151)	(118,734)	(23,548)

Units, end of period	100,871	101,741	124,704	102,863	95,838

Unit value, end of period $	25.69	17.83	15.31	16.43	13.46
Assets, end of period $	2,591,675	1,814,254	1,909,333	1,690,116	1,289,932
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	44.08%	16.47%	(6.81%)	22.08%	34.57%

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	598,648	516,112	449,835	345,489	222,001
Units issued	151,915	171,704	121,757	168,675	166,756
Units redeemed	(92,816)	(89,168)	(55,480)	(64,329)	(43,268)

Units, end of period	657,747	598,648	516,112	449,835	345,489

Unit value, end of period $	24.79	17.87	15.40	16.10	12.74
Assets, end of period $	16,308,231	10,697,360	7,946,418	7,243,059	4,400,225
Investment income ratio*	1.59%	2.18%	1.26%	0.61%	1.15%
Total return, lowest to highest**	38.75%	10.12% to 16.06%	(4.37%)	26.43%	26.70% to 35.11%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	332,023	360,109	396,692	423,525	450,091
Units issued	24,568	27,937	18,992	82,577	46,142
Units redeemed	(48,913)	(56,023)	(55,575)	(109,410)	(72,708)

Units, end of period	307,678	332,023	360,109	396,692	423,525

Unit value, end of period $	31.10	22.43	19.32	20.24	16.01
Assets, end of period $	9,567,930	7,448,560	6,958,383	8,026,598	6,781,759
Investment income ratio*	1.43%	2.03%	1.13%	0.50%	0.84%
Total return, lowest to highest**	38.61%	16.09%	(4.50%)	26.36%	26.64%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	329,270	251,611	253,801	140,869	85,254
Units issued	432,037	177,602	113,830	177,192	88,429
Units redeemed	(75,676)	(99,943)	(116,020)	(64,260)	(32,814)

Units, end of period	685,631	329,270	251,611	253,801	140,869

Unit value, end of period $	18.97	13.52	11.57	11.94	9.21
Assets, end of period $	13,006,882	4,453,039	2,911,386	3,031,332	1,297,069
Investment income ratio*	0.72%	0.00%	0.10%	0.00%	0.00%
Total return, lowest to highest**	40.28%	10.99% to 16.88%	(3.13%)	29.71%	27.43% to 41.34%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	230,440	263,146	320,440	288,749	316,192
Units issued	903,618	24,057	93,404	175,256	116,753
Units redeemed	(97,382)	(56,763)	(150,698)	(143,565)	(144,196)

Units, end of period	1,036,676	230,440	263,146	320,440	288,749

Unit value, end of period $	38.54	27.50	23.54	24.31	18.74
Assets, end of period $	39,957,642	6,336,997	6,193,327	7,788,189	5,412,188
Investment income ratio*	0.51%	0.00%	0.09%	0.00%	0.00%
Total return, lowest to highest**	40.16%	16.84%	(3.16%)	29.67%	33.87%

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	289,623	282,830	233,396	174,707	112,498
Units issued	92,259	78,222	113,440	93,313	102,922
Units redeemed	(60,292)	(71,429)	(64,006)	(34,624)	(40,713)

Units, end of period	321,590	289,623	282,830	233,396	174,707

Unit value, end of period $	64.51	48.39	41.79	41.32	32.75
Assets, end of period $	20,747,145	14,014,213	11,820,534	9,643,799	5,722,457
Investment income ratio*	0.61%	0.95%	0.89%	0.46%	0.81%
Total return, lowest to highest**	33.33%	10.07% to 15.78%	1.15%	26.15%	28.08% to 36.59%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	133,103	200,744	178,176	223,113	372,081
Units issued	58,322	71,651	130,294	341,592	265,246
Units redeemed	(61,435)	(139,292)	(107,726)	(386,529)	(414,214)

Units, end of period	129,990	133,103	200,744	178,176	223,113

Unit value, end of period $	22.95	17.21	14.88	14.72	11.68
Assets, end of period $	2,982,658	2,290,835	2,986,486	2,623,375	2,605,053
Investment income ratio*	0.53%	0.78%	0.87%	0.27%	0.68%
Total return, lowest to highest**	33.31%	15.70%	1.04%	26.10%	28.65%

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	626,800	570,060	500,674	478,695	428,632
Units issued	171,341	123,994	123,134	117,625	177,293
Units redeemed	(90,482)	(67,254)	(53,748)	(95,646)	(127,230)

Units, end of period	707,659	626,800	570,060	500,674	478,695

Unit value, end of period $	22.78	17.30	14.86	15.00	12.36
Assets, end of period $	16,122,811	10,844,660	8,472,818	7,512,171	5,916,635
Investment income ratio*	1.77%	0.26%	0.65%	1.46%	0.44%
Total return, lowest to highest**	31.68%	11.42% to 16.41%	(0.94%)	21.39%	27.82% to 35.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	511,837	600,653	678,081	868,016	983,939
Units issued	10,975	19,811	28,975	63,583	163,114
Units redeemed	(89,442)	(108,627)	(106,403)	(253,518)	(279,037)

Units, end of period	433,370	511,837	600,653	678,081	868,016

Unit value, end of period $	34.24	26.02	22.37	22.58	18.61
Assets, end of period $	14,836,025	13,314,249	13,435,366	15,309,780	16,149,546
Investment income ratio*	1.67%	0.25%	0.55%	1.30%	0.37%
Total return, lowest to highest**	31.61%	16.30%	(0.93%)	21.36%	27.69%

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	194,885	203,836	194,920	187,347	—
Units issued	51,800	47,239	63,161	39,430	189,370
Units redeemed	(246,685)	(56,190)	(54,245)	(31,857)	(2,023)

Units, end of period	—	194,885	203,836	194,920	187,347

Unit value, end of period $	19.23	14.23	12.24	13.16	10.52
Assets, end of period $	—	2,772,817	2,494,407	2,566,100	1,971,295
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.12%	7.90% to 16.27%	(7.04%)	25.12%	5.22%

(ab)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.
(ag)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/13 (ab)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ag)
Units, beginning of period	1,867,239	2,113,506	2,394,995	2,733,015	—
Units issued	66,198	20,222	65,108	64,521	2,799,660
Units redeemed	(1,933,437)	(266,489)	(346,597)	(402,541)	(66,645)

Units, end of period	—	1,867,239	2,113,506	2,394,995	2,733,015

Unit value, end of period $	19.19	14.21	12.22	13.16	10.52
Assets, end of period $	—	26,524,212	25,832,249	31,512,030	28,757,207
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.06%	16.22%	(7.10%)	25.04%	5.22%

(ab) Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.
(ag) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09
Units, beginning of period	960,867	775,118	620,672	280,305	186,605
Units issued	556,330	343,977	282,379	415,583	146,818
Units redeemed	(283,922)	(158,228)	(127,933)	(75,216)	(53,118)

Units, end of period	1,233,275	960,867	775,118	620,672	280,305

Unit value, end of period $	18.22	17.55	15.54	15.22	13.13
Assets, end of period $	22,463,538	16,860,444	12,041,909	9,445,639	3,680,414
Investment income ratio*	6.31%	7.42%	11.65%	14.80%	7.58%
Total return, lowest to highest**	3.81%	7.30% to 12.94%	2.08%	15.91%	18.51% to 26.78%

(bc)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09
Units, beginning of period	415,803	563,223	589,341	108,396	95,595
Units issued	46,731	36,625	81,421	538,916	36,242
Units redeemed	(62,795)	(184,045)	(107,539)	(57,971)	(23,441)

Units, end of period	399,739	415,803	563,223	589,341	108,396

Unit value, end of period $	24.58	23.68	20.98	20.56	17.74
Assets, end of period $	9,825,779	9,844,840	11,816,132	12,118,772	1,923,528
Investment income ratio*	5.65%	6.76%	10.79%	25.85%	6.80%
Total return, lowest to highest**	3.82%	12.86%	2.03%	15.89%	26.64%

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	683,874	628,220	559,251	433,370	206,469
Units issued	93,533	128,892	131,374	255,534	307,241
Units redeemed	(168,840)	(73,238)	(62,405)	(129,653)	(80,340)

Units, end of period	608,567	683,874	628,220	559,251	433,370

Unit value, end of period $	22.27	22.83	21.94	20.39	19.14
Assets, end of period $	13,555,579	15,613,623	13,780,224	11,401,249	8,296,145
Investment income ratio*	3.38%	1.72%	4.60%	4.81%	7.91%
Total return, lowest to highest**	(2.44%)	2.03% to 4.08%	7.60%	6.49%	4.86% to 6.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	2,846,199	2,140,748	1,959,703	1,306,620	808,671
Units issued	633,743	1,128,711	833,426	1,045,361	741,672
Units redeemed	(842,845)	(423,260)	(652,381)	(392,278)	(243,723)

Units, end of period	2,637,097	2,846,199	2,140,748	1,959,703	1,306,620

Unit value, end of period $	17.22	17.57	16.18	15.57	14.46
Assets, end of period $	45,413,415	50,007,524	34,643,403	30,501,318	18,889,252
Investment income ratio*	3.06%	2.25%	4.54%	2.59%	4.61%
Total return, lowest to highest**	(1.98%)	4.25% to 8.57%	3.97%	7.66%	8.24% to 13.71%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	930,509	1,105,292	1,090,753	1,241,643	1,136,708
Units issued	40,986	67,938	203,549	195,711	482,319
Units redeemed	(207,149)	(242,721)	(189,010)	(346,601)	(377,384)

Units, end of period	764,346	930,509	1,105,292	1,090,753	1,241,643

Unit value, end of period $	28.66	29.26	26.97	25.95	24.11
Assets, end of period $	21,907,628	27,222,863	29,806,795	28,307,475	29,934,757
Investment income ratio*	2.94%	1.96%	4.45%	2.33%	4.21%
Total return, lowest to highest**	(2.03%)	8.49%	3.91%	7.64%	13.60%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	149,284	124,390	110,680	74,005	48,055
Units issued	176,818	55,059	27,612	51,185	44,020
Units redeemed	(78,682)	(30,165)	(13,902)	(14,510)	(18,070)

Units, end of period	247,420	149,284	124,390	110,680	74,005

Unit value, end of period $	71.52	53.59	46.38	46.23	39.42
Assets, end of period $	17,696,408	8,000,764	5,769,088	5,116,476	2,917,588
Investment income ratio*	1.62%	1.66%	1.40%	1.61%	1.89%
Total return, lowest to highest**	33.45%	7.92% to 15.56%	0.33%	17.26%	25.14% to 33.63%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	294,473	412,500	447,547	545,943	526,762
Units issued	51,487	30,179	32,595	47,028	127,512
Units redeemed	(46,202)	(148,206)	(67,642)	(145,424)	(108,331)

Units, end of period	299,758	294,473	412,500	447,547	545,943

Unit value, end of period $	21.48	16.10	13.94	13.90	11.86
Assets, end of period $	6,439,270	4,742,165	5,751,039	6,222,405	6,476,527
Investment income ratio*	1.45%	1.44%	1.23%	1.30%	1.71%
Total return, lowest to highest**	33.39%	15.50%	0.28%	17.19%	28.86%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	164,960	124,986	357	—
Units issued	257,801	101,634	157,399	357
Units redeemed	(154,642)	(61,660)	(32,770)	—

Units, end of period	268,119	164,960	124,986	357

Unit value, end of period $	10.07	10.07	10.00	9.99
Assets, end of period $	2,699,287	1,661,024	1,250,286	3,572
Investment income ratio*	1.29%	1.38%	3.72%	2.70%
Total return, lowest to highest**	(0.02%)	0.17% to 0.66%	0.09%	(0.06%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (ba)
Units, beginning of period	50,047	20,477	3,012	—
Units issued	58,500	52,215	22,019	3,012
Units redeemed	(42,129)	(22,645)	(4,554)	—

Units, end of period	66,418	50,047	20,477	3,012

Unit value, end of period $	10.05	10.06	10.00	9.99
Assets, end of period $	667,595	503,383	204,864	30,098
Investment income ratio*	1.43%	2.44%	3.11%	2.97%
Total return, lowest to highest**	(0.07%)	0.54%	0.12%	(0.08%)

(ba) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Equity Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (i)
Units, beginning of period	391,056	—
Units issued	95,212	612,308
Units redeemed	(42,134)	(221,252)

Units, end of period	444,134	391,056

Unit value, end of period $	13.20	10.28
Assets, end of period $	5,860,968	4,020,480
Investment income ratio*	1.84%	2.04%
Total return, lowest to highest**	28.36%	2.81% to 6.03%

(i) Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	U.S. Equity Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (i)
Units, beginning of period	1,347,273	—
Units issued	91,593	1,560,925
Units redeemed	(189,954)	(213,652)

Units, end of period	1,248,912	1,347,273

Unit value, end of period $	13.18	10.28
Assets, end of period $	16,457,906	13,845,822
Investment income ratio*	1.63%	2.03%
Total return, lowest to highest**	28.22%	2.77%

(i) Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	436,876	427,559	392,621	272,417	199,521
Units issued	176,010	176,724	248,983	202,937	129,421
Units redeemed	(165,323)	(167,407)	(214,045)	(82,733)	(56,525)

Units, end of period	447,563	436,876	427,559	392,621	272,417

Unit value, end of period $	26.50	21.97	19.33	18.10	15.88
Assets, end of period $	11,863,476	9,598,168	8,266,330	7,107,505	4,325,990
Investment income ratio*	2.13%	3.81%	3.81%	2.76%	5.39%
Total return, lowest to highest**	20.65%	10.75% to 13.63%	6.80%	14.00%	28.79% to 33.58%

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	186,275	177,467	185,025	282,065	254,809
Units issued	40,739	100,368	119,340	96,970	151,731
Units redeemed	(78,529)	(91,560)	(126,898)	(194,010)	(124,475)

Units, end of period	148,485	186,275	177,467	185,025	282,065

Unit value, end of period $	33.15	27.50	24.19	22.68	19.91
Assets, end of period $	4,922,278	5,121,770	4,293,358	4,197,133	5,616,370
Investment income ratio*	2.06%	4.11%	3.45%	2.17%	4.48%
Total return, lowest to highest**	20.57%	13.66%	6.65%	13.92%	33.77%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	354,348	295,355	263,325	194,861	168,556
Units issued	123,701	135,714	142,842	108,328	78,215
Units redeemed	(73,261)	(76,721)	(110,812)	(39,864)	(51,910)

Units, end of period	404,788	354,348	295,355	263,325	194,861

Unit value, end of period $	24.72	18.25	15.53	15.37	12.57
Assets, end of period $	10,004,838	6,466,438	4,587,197	4,047,988	2,449,059
Investment income ratio*	0.91%	0.96%	1.15%	1.20%	1.49%
Total return, lowest to highest**	35.44%	6.68% to 17.50%	1.03%	22.30%	33.21% to 45.49%

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	359,187	414,021	448,910	530,663	612,103
Units issued	19,912	16,584	18,172	22,525	28,918
Units redeemed	(61,636)	(71,418)	(53,061)	(104,278)	(110,358)

Units, end of period	317,463	359,187	414,021	448,910	530,663

Unit value, end of period $	53.01	39.15	33.34	33.02	27.01
Assets, end of period $	16,826,472	14,060,912	13,802,820	14,821,012	14,335,243
Investment income ratio*	0.77%	0.80%	1.08%	0.99%	1.32%
Total return, lowest to highest**	35.40%	17.42%	0.98%	22.22%	41.18%

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest value are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April, 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to the initial registration, file number 333-157212, filed with the Commission on February 10, 2009.

(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to the initial registration statement, file number 333-157212, filed with the Commission on February 10, 2009.

(4) Specimen Cash Value Enhancement Rider, incorporated by reference to the initial registration statement, file number 333-157212, filed with the Commission on February 10, 2009.

(5) Specimen Overloan Protection Rider, incorporated by reference to the initial registration statement, file number 333-157212, filed with the Commission on February 10, 2009.

(6) Specimen Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorporated by reference to the initial registration statement, file number 333-157212, filed with the Commission on February 10, 2009.

(7) Specimen Accelerated Benefit Rider, incorporated by reference to the initial registration statement, file number 333-157213, filed with the Commission on February 10, 2009.

(e) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.

(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Optimum Re Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152406, filed with the Commission on November 21, 2008.

(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Transamerica Occidental Life Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152406, filed with the Commission on November 21, 2008.

(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152406, filed with the Commission on November 21, 2008.

(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152406, filed with the Commission on November 21, 2008.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm, filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission April 24, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Michael Doughty**
Steven Finch*	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans ††††
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien †††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*

Name and Principal Business Address	Position with Depositor
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
James Bacharach*
William Ball**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jeffrey Packard**
Frank O‘Neill*
Daragh O’Sullivan**
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Tracey Polsgrove*

Name and Principal Business Address	Position with Depositor
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan †††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Christopher Sutherland**
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Brent Wilkinson †††
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Cathy Addison
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
William D. Bertrand
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Anjali Chitre
Catherine Collins
Thomas Corrigan
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill

Name and Principal Business Address	Position with Depositor
Tina Joseph
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
Sonya Prear
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Mark Shannon
Susan Simi
Debbie Stickland
Michael Traynor
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Sameh Youssef
Paolo Zadra
Aleksander Zivanovic

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

††††Principal Business is 101 Huntington Avenue, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2014.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2014

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Streeet, Boston, MA 02117. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, SPVL, and Protection VUL (“policies”).

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

1

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.53%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

3

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.

4

Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
5

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
6

Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any

7

DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

8

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

9

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

10

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

11

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

Supplement Dated May 1, 2014

To

Prospectuses Dated April 30, 2014

This supplement is intended for distribution with prospectuses dated April 30, 2014 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Protection Variable Universal Life Protection VUL 2012 Survivorship Variable Universal Life	Majestic Performance VUL

Portfolio Additions

If you purchased the Extended No-Lapse Guarantee Rider when you purchased your policy, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Balanced PS, Lifestyle Conservative PS, Lifestyle Growth PS and Lifestyle Moderate PS portfolios to your policy.

We add the following disclosure to the Portfolio Annual Expenses table:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Balanced PS1,2	0.04%	0.00%	0.05%	0.65%	0.74%
Lifestyle Conservative PS1,2	0.04%	0.00%	0.13%	0.64%	0.81%
Lifestyle Growth PS1,2	0.04%	0.00%	0.04%	0.66%	0.74%
Lifestyle Moderate PS1,2	0.04%	0.00%	0.10%	0.64%	0.78%

[1]	“Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the portfolio’s prospectus, which does not include “Acquired Fund Fees and Expenses.”
[2]	John Hancock Investment Management Services, LLC (“JHIMS) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.04% of the average annual net assets of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commission, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees) , and short dividend expense. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. JHIMS may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.

Portfolio	Total Fund Operating Expenses
Lifestyle Balanced PS	0.73%
Lifestyle Conservative PS	0.72%
Lifestyle Growth PS	0.74%
Lifestyle Moderate PS	0.72%

1

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Balanced PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Lifestyle Conservative PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.

Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.

Lifestyle Moderate PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-131299

333-141692

333-157212

333-179570

333-132905

333-141693

333-157213

333-179571

VLI ProdSupp (ENLG) 5/2014

2

SUPPLEMENT DATED APRIL 30, 2014

TO

PROSPECTUSES DATED APRIL 30, 2014 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2014 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2014)